LOAN AGREEMENT

     THIS AGREEMENT, made this 31st day of October, 1996, by and among the parties (was identified in Paragraph "1" below).

     For and in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

     1. PARTIES. The parties to this Agreement are each of the following:

        (a) MACE SECURITY INTERNATIONAL, INC., a Vermont corporation with its principal office and place of business at 160 Benmont Avenue, Bennington, Vermont 05201 (hereafter referred to as the "Borrower");

        (b) KEY BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York with an office and place of business at 66 South Pearl Street, Albany, New York 12207 (hereafter referred to as the "Bank").

        In this Agreement, the term "Parties" shall mean collectively the Borrower and the Bank.

     2. FACILITIES. Subject to the terms and conditions of this Agreement, the Bank hereby establishes for the Borrower a line of credit in the principal amount of One Million Two Hundred Fifty Thousand and 00/100ths Dollars ($1,250,000.00) ("Facility 1") and a term loan in the principal amount of Seven Hundred Fifty Thousand and 00/100ths Dollars ($750,000.00) ("Facility 2" and together with Facility 1, the "Facilities"). The maximum amount of Facility 1 (the "Maximum Credit") shall be $1,250,000.00 of which sum $250,000.00 may be used for letters of credit to be issued for Borrower's benefit (the "Letters of Credit") and the balance (up to the Maximum Credit less outstanding Letters of Credit) lent pursuant to a line of credit note.

     3. NOTES. At the time of execution of this Agreement the Borrower shall execute and deliver to the Bank a line of credit note and a term note (the "Notes"), which Notes shall evidence the Borrower's indebtedness to the Bank for the Facilities. The Notes shall provide that the Borrower shall pay interest on the Facilities at the interest rate set forth in the Notes.

     4. COLLATERAL. As a condition precedent to the Bank entering into the Facilities, the Bank shall receive a continuing first priority security interest in and assignment of all presently owned and after acquired machinery and equipment, fixtures, furniture, inventory, goods, accounts receivable, chattel paper, contract rights, documents, instruments, bills of lading and general intangibles of the Borrower (including without limitation, all trademarks, trade names, patents, patents pending, good will, customer lists, copyrights and the corporate name), in all forms, and the proceeds of any of the foregoing (the "Collateral").

     5. DOCUMENTS. In addition to this Agreement, Borrower shall execute the Notes, a security agreement (the "Security Agreement"), UCC-1 Financing Statements (the "Financing Statements"), an application and agreement with regard to the Letters of Credit (the "Letter of Credit Agreement") and such other documents as may be deemed necessary by the Bank or its counsel to document the Facilities (the "Loan Documents").

     6. PURPOSES OF FACILITIES. The Borrower agrees to use the Advances made under Facility 1 solely for working capital purposes and to use the Advances under Facility 2 solely for purposes of paying off existing debt owed Vermont National Bank and to fund future capital expenditures. Letters of Credit shall be issued solely as contract enhancements.

     7. ADVANCES.

            (a) Advances. Subject to the terms of this Agreement, the Borrower may receive Advances (as defined in the Note for Facility 1) upon request and upon compliance with the procedures set forth herein and in the Note for Facility 1. No Advance shall be made which, by itself or together with the principal balance then outstanding under Facility 1, would bring the total outstanding principal balance due under Facility 1 to an amount in excess of either the Maximum Credit for Facility 1 or would cause the aggregate of all Advances and Letters of Credit under Facility 1 to exceed the Borrowing Base (as hereafter defined). On each Business Day (defined to be any day that the Bank is open for business) during the term of the Facilities, Borrower shall provide the Bank with a Borrowing Base certificate, signed by the Borrower's President or Chief Financial Officer in form acceptable to the Bank, certifying the amount of the Borrowing Base as of the prior Business Day.

            (b) Proceeds. All Advances shall be deposited in the Borrower's General Account which will be maintained by the Borrower at the Bank (the "General Account"). The deposit of the proceeds of each Advance in the General Account shall be conclusive evidence as to the receipt of an Advance by the Borrower.

            (c) Bank's Right to Deny an Advance Request. The Bank shall have the right to deny any request for an Advance if at the time of such request: (1) there has occurred an Event of Default as defined herein or there has occurred an event which with the passage of time or the giving of notice or both would constitute such an Event of Default; or (2) there has occurred in the opinion of the Bank, a material adverse change in the financial condition or business prospects of the Borrower; or (3) there has occurred in the opinion of the Bank, a material adverse change in the value of the Collateral.

            (d) Review of the Facilities. Facility 1 shall be fully due and payable on October 1, 1998 and Facility 2 shall be fully due and payable on October 1, 2000 or, as to either Facility, on such earlier date as the Bank may be entitled to accelerate Borrower's obligations to pay the Facilities, at which time all principal, unpaid and accrued interest and other charges due under the Notes, the Security Agreement, this Agreement or any other Loan Documents shall be due and payable in full, unless the Bank agrees in writing to an extension thereof. No commitment is hereby made, however, that the Bank will extend the Borrower's right to receive Advances or its obligations to repay all sums due under the Loan Documents beyond said dates.

            (e) Borrowing Base. The "Borrowing Base" shall be the sum of eighty percent (80%) of Eligible Accounts Receivable (hereinbelow defined), twenty-five percent (25%) of that portion of Eligible Inventory (hereinbelow defined). Notwithstanding the foregoing, the Eligible Inventory component of the Borrowing Base shall not exceed $500,000.00.

                Notwithstanding the foregoing, if the Bank reasonably concludes that there has been an adverse change in the Collateral or in the perceived collectibility of the Facilities or that there are circumstances or conditions which adversely affect the value of the Collateral, the Bank reserves the right in its sole discretion to modify the Borrowing Base including without limitation, modifying the definitions of Eligible Accounts Receivable and Eligible Inventory or deleting certain accounts or inventory from the Borrowing Base which might otherwise qualify for inclusion or to make changes in the formula for calculating the Borrowing Base.

                "Eligible Accounts Receivable" and "Eligible Accounts" mean all accounts receivable recorded on the Borrower's books in accordance with generally accepted accounting principles ("GAAP") consistently applied, aged not more than sixty (60) days from due date, which meet the criteria set forth in subparagraph (f) below, but shall not include any such account which is evidenced by an "instrument" or which constitutes "chattel paper".

                "Accounts", "instrument", and "chattel paper" shall have the same meaning as that given to those terms under the New York Uniform Commercial Code.

                "Eligible Inventory" shall mean first quality, readily marketable inventory owned by Borrower, valued at the lower of cost (on a FIFO basis) or market, minus (i) work in progress inventory, (ii) non-saleable inventory, (iii) historical reserves established by Borrower (including but not limited to shrinkage reserves, mark down reserves and reserves which restore standard costs to actual costs), (iv) inventory on consignment, (v) inventory which is not the result of Borrower's ordinary course of business as it exists on the date of this agreement, (vi) inventory which is not at all times subject to the perfected, first priority security interest of the Bank and no other lien, (vii) inventory which is not located on Borrower's premises within the United States (unless covered by a landlord/mortgagee waiver acceptable to the Bank) or in a public warehouse (unless Borrower holds a non-negotiable warehouse receipt or similar document of title), (viii) inventory which does not conform in all respects to the warranties contained in this Agreement or any other Loan Document and (ix) inventory which is not subject to any licensing agreement with third parties.

      (f) Eligible Accounts Receivable Criteria. The Borrower hereby represents, warrants and agrees that in order to qualify as an Eligible Account Receivable, an Account shall meet each of the following criteria:

          (1) The account arose from a bona fide outright sale of goods or for services performed under an enforceable contract, and such goods have been shipped to the appropriate account debtors, or the sale has otherwise been consummated, or the services have been performed for the appropriate account debtors in accordance with such order or contract;

          (2) The title to each account is in Borrower and such title is absolute and is not subject to any prior assignment, claim, lien, or security interest;

          (3) The amount shown on the books of the Borrower and on any invoice or statement delivered to the Bank is owing to the Borrower, and no partial payment has been made thereon by anyone;

          (4) The account is not a contra account or subject to any claim of reduction, counterclaim, set-off, recoupment, or any claim for credits, allowances, or readjustments by the account debtor because of returned, inferior, or damaged goods or unsatisfactory services, or for any other reason;

          (5) The account is not an account that the Bank, in its discretion based upon a reasonable evaluation of the credit worthiness of the account debtor, has determined to be a high risk account or otherwise ineligible in whole or in part and has notified the Borrower thereof;

          (6) The account debtor has not returned or refused to retain any of the goods from the sale of which the account rose;

          (7) The account is due and payable not more than thirty (30) days from the date of the delivery of the goods or performance of the services therefore (except to the extent that the Bank accepts accounts arising out of goods sold on extended terms);

          (8) No account arises out of a contract with or order from an account debtor that, by its terms, forbids or makes the assignment of that account to the Bank void and unenforceable;

          (9) The Borrower has not received any note, trade acceptance, draft, or other instrument with respect to or in payment of the account, or any chattel paper with respect to the goods giving rise to the account;

          (10) The Borrower has not received any notice of the death of the account debtor or a partner thereof, nor of the dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the account debtor;

          (11) The account debtor is not an affiliate or subsidiary of the Borrower;

          (12) The total of accounts from any one account debtor does not exceed twenty five percent (25%) of Eligible Accounts Receivable, which, for purposes of this percentage calculation, shall include all Eligible Accounts Receivable of such account debtor;

          (13) More than fifty (50%) percent of the aggregate amount of the accounts owed the Borrower by the account debtor otherwise meet all of the criteria set forth in this subparagraph (f) to constitute an Eligible Account Receivable;

          (14) The account has not been reinvoiced or otherwise altered so as to bring it into a more current status unless the Bank is aware of and has consented to such action;

          (15) The account does not arise from a bonded contract or job and is not, and cannot be, subject to a prior lien by a bonding agent;

          (16) If the account debtor does not have a substantial business operation in the United States, payment of the account is backed by an irrevocable letter of credit satisfactory to the Bank or is guaranteed by a party approved by the Bank (except for Canadian accounts approved by the Bank);

          (17) The account is not an employee account;

          (18) The account does not arise out of a transaction where goods have been shipped but not billed;

          (19) The account does not include any added finance charges which have not been deducted from the accounts receivable totals reported to the Bank;

          (20) The account debtor is not more than sixty (60) days past due with respect to any other invoice or amount owing to Borrower;

          (21) The account is not an account evidenced by a credit memo issued more than sixty (60) days from due date;

          (22) The account is not one of a group of accounts from a single debtor (or affiliate thereof) fifty (50%) percent or more of which are more than thirty (30) days from due date.

      (g) Condition to Initial Advances. Notwithstanding any other provision of this Agreement, Borrower shall not be entitled to an initial Advance under either Facility unless the Borrowing Base would permit aggregate Advances under the Facilities of not less than $100,000.00 in excess of the requested initial Advances. As further conditions to initial Advances, Borrower shall have no accounts payable more than sixty (60) days past due and no delinquent tax payments.

      (h) Reports. Borrower shall provide the Bank with the following reports which shall be in such form and detail as required by the Bank and shall be certified by an officer of Borrower:

          (1) At the time of execution of this Agreement, (i) a detailed list of all Eligible Accounts Receivable dated as of the date of this Agreement, or as near thereto as is practicable, setting forth the name and mailing address of each account debtor, the date, number, and amount of each invoice, the balance owing, the age of the account, and the total of Eligible Accounts Receivable; and (ii) a report of Eligible Inventory as of the date of this Agreement, or as near thereto as is practicable, showing the total cost (on a FIFO basis) thereof.

          (2) On a daily basis, the Borrowing Base certificate referenced at
Section 7(a) hereof.

          (3) No later than the fifteenth (15th) day after each month-end (or if such day is not a Business Day then the next succeeding Business Day), an inventory report and certification on form prescribed by the Bank dated as of the last day of each month.

          (4) No later than the fifteenth (15th) day after each month-end (or if such day is not a Business Day then the next succeeding Business Day), an accounts receivable aging report and an accounts payable aging report, on form prescribed by the Bank dated as of the last day of each month.

          (5) Such other reports and information as the Bank may reasonably request.

      (i) Other Affirmative Covenants Relating to the Facilities. Until termination of the Facilities and the payment in full of all indebtedness of the Borrower relating to the Facilities, the Borrower agrees as follows:

          (1) On demand, to make available to the Bank shipping and delivery receipts evidencing the shipment of goods and/or the delivery of services that gave rise to an Eligible Account Receivable, completion certificates or other proof of the satisfactory performance of services that gave rise to an Eligible Account Receivable, a copy of the invoice for all accounts, and copies of any written contract or order form from which any account rose. The Borrower shall retain all such supporting documents for at least one (1) year.

          (2) To immediately notify the Bank if any Eligible Account Receivable arises out of contracts with the United States or any state or local government or any department, agency, or instrumentally thereof, and to execute any instruments and take any steps required by the Bank so that all monies due or to become due under such contracts will be assigned to the Bank and notice thereof given to the government under the Federal Assignment of Claims Act or other applicable law.

          (3) If requested by the Bank, immediately mark its records concerning all Pledged Accounts (hereinbelow defined) in a manner satisfactory to the Bank to show its security interest therein.

          (4) To promptly apply all credits and discounts allowed to account debtors and to immediately reflect same on all reports submitted to the Bank, and

          (5) To promptly advise the Bank whenever an account debtor refuses to retain or returns any material quantity of goods from the sale out of which an Eligible Account Receivable arose, and to comply with any instructions that the Bank may give regarding the sale or other disposition of such returns.

          (6) The Bank may examine the Borrower's books and records with respect to the Collateral and this Agreement at all reasonable times to insure compliance with the terms of the Loan Documents and shall do so a minimum of three (3) times per year (for the purposes hereof, a "year" shall mean the period commencing each October 1 and terminating each September 30 during the term of the Facilities). Additionally, the Borrower hereby agrees to allow the Bank, its personnel and representatives access to the Borrower's books and records for the purpose of conducting periodic audits. Such audits shall be done at the Bank's discretion and Borrower will pay $500.00 per day per audit plus expenses.

      (j) Collection of Pledged Accounts. The Bank shall have the sole right to receive payments under all accounts in which the Bank has a security interest (herein collectively referred to as "Pledged Accounts"), and all account debtors shall immediately be directed to forward all accounts to a lock box (the "Lock Box") to be maintained by the Bank and after receipt at the Lock Box, such payments shall be deposited in the form received in an account to be maintained at the Bank in its name and under its control and to be entitled "Key Bank of New York Cash Collateral Account for Mace Security International, Inc." (the "Cash Collateral

Account"). The Bank shall provide the Borrower with same day credit for the amount of deposits so made into the Cash Collateral Account said credit to be applied to Facility 1 and to the extent, if any, credit remains after the outstanding balance under Facility 1 has been reduced to zero, to Facility 2. As an inducement to the Bank doing this, the Bank shall be entitled to charge and the Borrower will pay the Bank a clearance day fee calculated by multiplying the amount of each deposit into the Cash Collateral Account by the Interest Rate applicable under the Note evidencing Facility 1 and then dividing that result by 360 to determine a per deposit clearance day fee and multiplying the per deposit clearance day fee by 2. Any and all deposits credited against the Cash Collateral Account which are returned for whatever reason shall, together with any return service fee, be immediately charged back against the Cash Collateral Account and added to the balance due under the appropriate Note. Further, the Pledged Account to which the charge-back relates shall be eliminated as an "Eligible Account Receivable". The agreement of the Bank to provide same day credit for deposits shall not apply to checks drawn against banks in foreign countries.

            As deposits are made into the Cash Collateral Account, the Borrower shall identify the source of sums so deposited by use of a remittance form, or other method, acceptable to the Bank. Until the occurrence of an Event of Default the Bank will apply, and is hereby authorized to do so, all deposits received to the payment of late fees, accrued and unpaid interest, other charges and principal due on the Facilities and under the Loan Documents, all as provided for in the Notes. The Borrower hereby authorizes and directs the Bank to debit the General Account and the Cash Collateral Account, as provided for herein and in the Notes, and to further debit those accounts from time to time, to pay all late fees, accrued and unpaid interest, principal and other charges due the Bank in connection with the Facilities. This authorization shall be considered irrevocable, absolute and unconditional and shall remain in effect until the Facilities have been canceled and all amounts due the Bank in connection therewith paid in full.

      (k) Bank's Right to Receive Direct Payment of Pledged Accounts. The Bank shall have the right without notice to the Borrower to notify the account debtor obligated on any Pledged Account to make payments thereon directly to the Bank and to have control of all proceeds of any Pledged Accounts upon the occurrence of an Event of Default, or event which with the passage of time or otherwise would constitute an Event of Default has occurred and is continuing.

      (l) Appointment of Bank as Attorney-In-Fact. Each of the officers of the Bank are hereby irrevocably appointed the true and lawful attorney-in-fact for the Borrower (without requiring any of them to act as such) with full power of substitution to do the following:

          (1) endorse the name of the Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of monies that are payable to the Borrower and constitute proceeds of the Pledged Accounts, and

          (2) do such other and further acts in the name of the Borrower that the Bank may deem necessary or desirable to enforce any Pledged Account and/or any of its rights and remedies hereunder and under all other Loan Documents.

          The Bank agrees not to exercise its authority hereunder except upon the occurrence of an Event of Default or an event which but for the passage of time, the giving of notice or both would constitute and Event of Default.

      8. AFFIRMATIVE COVENANTS. During the life of this Agreement and so long as any part of the Facilities or any other sums due under the Loan Documents shall remain unpaid, the Borrower agrees as follows:

          (a) Monthly Financial Reports. To furnish the Bank within twenty (20) days after the end of each month, internally prepared financial reports including, at a minimum, a balance sheet and income statement.

          (b) Quarterly Financial Reports. To furnish the Bank within ten (10) days after preparation and filing, copies of its l0-Q Reports.

          (c) Annual Statements. To furnish the Bank: (i) within one hundred twenty (120) days after Borrower's fiscal year end a balance sheet, reconciliation of surplus, and operating statement for said fiscal year prepared on an audited basis, in accordance with GAAP, by an independent certified public accountant satisfactory to the Bank and certified by the Borrower's chief financial officer and (ii) within ten (10) days after preparation and filing, copies of its 10-K Report.

          (d) Management. To maintain management satisfactory to the Bank.

          (e) Taxes. To pay promptly when due all taxes, assessments and other governmental charges, provided, however, that nothing herein contained shall be interpreted to require the payment of any taxes, assessments and other governmental charges so long as their validity are being contested in good faith in appropriate proceedings and such contest does not impair the Bank's rights.

          (f) Insurance. To maintain insurance with responsible companies, in such amounts and against such risks as are usually carried by owners of businesses similar to the Borrower, or as the Bank may reasonably require, including, without limitation, property loss insurance on the Collateral, naming the Bank as the loss payee and additional insured thereon.

          (g) Maintenance of Property. To maintain and keep its real and personal property in good order and condition and in compliance with all applicable Federal, State and local laws, rules and regulations.

          (h) Litigation. To notify the Bank of any material litigation instituted against the Borrower or of any judgments entered against it by any court or other body involving more than $50,000.00 in the aggregate at any one time.

          (i) Corporate Existence. To maintain the Borrower's corporate existence in good standing.

          (j) Current Ratio. To maintain at the end of each calendar quarter a "Current Ratio" of "Current Assets" to "Current Liabilities" of not less than 4 to 1. "Current Assets", " Current Liabilities" and "Current Ratio" shall be calculated in accordance with GAAP.

          (k) Earnings Before Interest And Taxes Ratio. To maintain a ratio of earnings before interest and taxes to interest on a rolling four quarter basis of at least 3 to 1.

          (l) Liability to Tangible Net Worth Ratio. To maintain a ratio of "Liabilities" to "Tangible Net Worth" on an annual basis not in excess of .25 to
1. "Liabilities" and "Tangible Net Worth" shall each be computed in accordance with GAAP.

          (m) Income to Debt. To maintain a ratio of income plus interest plus depreciation and amortization to the current portion of long term debt plus interest expense plus distributions and dividends plus unfunded capital expenditures measured on a rolling four quarters basis shall be at least 1.25 to 1 at all times.

          (n) Other Information. To furnish within ten (10) days of request such other information and documentation as the Bank may reasonably request.

          (o) Environmental Matters. To comply in all material respects with all applicable environmental laws, rules and regulations, and to promptly correct any violation thereof.

      9. NEGATIVE COVENANTS. During the life of this Agreement and so long as any part of the indebtedness created pursuant hereto shall remain unpaid, the Borrower will not, without the prior written consent of the Bank:

          (a) Purchase Other Business. Purchase or acquire, whether by merger, acquisition or otherwise, an interest in, or all or substantially all of the assets of, any business entity.

          (b) Contingent Debt. Assume, guarantee, endorse, contingently agree to purchase, or otherwise become liable upon the obligation of any person, firm, or corporation, except by reason of endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business or guarantees of any obligations owed to the Bank.

          (c) Purchase Stock, Merge or Consolidate. Enter into any merger or consolidation, or purchase or acquire the obligations or stock of, or any other interest in, any person, firm, corporation, or other enterprise whatsoever, except the purchase for investment purposes of direct obligations of the United States of America or of any state, county, or municipality. Nothing in this subparagraph (c) shall prohibit the purchase of a certificate of deposit or a deposit into a money market account.

          (d) Accounts Receivable. Sell, assign, transfer, or otherwise dispose of any of its accounts receivable, except to the Bank.

          (e) Loans. Make loans or advances to any person, firm, or corporation. Required progress payments, security deposits, and prepaid rent made in the ordinary course of business and in normal amounts shall not be deemed loans or advances for purposes of this subparagraph.

          (f) Prepay Debt. Make any prepayment or unauthorized payment in regard to any indebtedness that is subordinated to indebtedness owing to the Bank by the Borrower.

          (g) ERISA Compliance.

              (1) Engage in any "prohibited transaction" as such term is defined in Section 406 or Section 2003(a) of the Employee Retirement Income Security Act of 1974 and the regulations thereunder, as now or hereafter in effect, ("ERISA");

              (2) Incur any "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not waived; or

              (3) Terminate any such retirement plan in a manner which could result in the imposition of a lien on any property of the Borrower or any affiliate pursuant to Section 4068 of ERISA.

          (h) Liens on Collateral. Permit any liens or encumbrances, other than those held by the Bank, to be placed against the assets of the Borrower.

          (i) Capital Expenditures. Make any capital expenditures in total in excess of $500,000.00 during any fiscal year.

          (j) Dividends. Declare or pay dividends or other distributions in cash or kind.

          (k) Incur Debt. Create, incur or suffer to exist any indebtedness (including lease obligations) other than the sums due the Bank.

      10. ADDITIONAL CONDITIONS TO CLOSING. In addition to any other conditions set forth in the Loan Documents, the following shall be conditions to closing the Facilities and receiving and Advances:

          (a) Field Audit. Make the facilities, books and records of the Borrower available to the Bank to allow the Bank to conduct field audits.

          (b) Waivers. Obtain appropriate waivers from mortgagees, warehousemen and landlords to the extent required by the Bank.

          (c) Commitment. Comply with all of the provisions of a letter from the Bank to Borrower dated October 3, 1996 including without limitation, the requirement that a commitment fee for the Facilities be paid upon execution of this Agreement.

      11. REPRESENTATIONS AND WARRANTIES. As an inducement to the Bank to entering into this Agreement, the Borrower hereby represents and warrants to the Bank that:

          (a) All financial statements of the Borrower heretofore delivered to Bank are complete and correct and fairly present the financial condition of Borrower, that there are no liabilities, direct or indirect, fixed or contingent, as of the date of such financial statements which are not reflected therein and that there has been no material adverse change in the financial condition of the Borrower since the date of such financial statements.

          (b) The Borrower is a corporation duly organized and validly existing, in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and all necessary licenses and other governmental authorizations and approvals to own its property and to carry on its business as now being conducted and as presently contemplated and is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is necessary.

          (c) This Agreement and other Loan Documents constitute legal, valid, and binding obligations of the Borrower, enforceable in accordance with their terms, except as enforcement of the same may be limited by (i) applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors rights generally, or (ii) generally applicable principals of equity.

          (d) The Borrower has taken all requisite corporate action and has full power and authority to enter into this Agreement, to make the borrowings pursuant hereto, to execute and deliver the Notes and all other Loan Documents, to grant the security interests in the manner required hereby, and to incur the obligations provided for herein.

          (e) All necessary consents or approvals of the Borrower's stockholders or of any public authority required as a condition of the validity of this Agreement and the performance of any of the requirements and obligations provided for herein have been obtained and are in full force and effect.

          (f) There are no proceedings pending or, so far as the officers of the Borrower know, threatened before any court or administrative agency which, in their opinion, would materially and adversely affect the financial condition or operations of the Borrower.

          (g) There is no charter, by-law, or preference stock provision of Borrower, and no provision of any existing mortgage, indenture, contract, or agreement binding on the Borrower or affecting its property which would conflict with, or in any way, prevent the execution, delivery, or carrying out of the terms of this Agreement and the other Loan Documents.

      12. EVENTS OF DEFAULT. The Borrower shall be in default hereunder and under all other Loan Documents, upon the happening of one or more of the following events, which events shall constitute "Events of Default" hereunder:

          (a) The occurrence of an "Event of Default" as defined in the Notes or any other Loan Document.

          (b) The failure of any warranty, representation or statement made or furnished to the Bank by or on behalf of the Borrower to be true and accurate when made or furnished.

          (c) The dissolution, termination of existence or discontinuance of business for any reason by the Borrower.

          (d) If the Borrower should (i) make a general assignment for the benefit of creditors, (ii) apply for or consent to the appointment of a receiver, trustee or liquidator of any part of their assets, (iii) be adjudicated bankrupt or insolvent, (iv) file a voluntary petition in bankruptcy, or file a petition or answer seeking any arrangement with creditors or seeking to take advantage of any law (Federal or State) relating to relief for debtors or admit by answer or default, material allegations of any petition filed against the Borrower, of any bankruptcy, insolvency or other proceeding (whether Federal or State) relating to the relief for debtors, or (v) suffer or permit to continue unstayed in effect for a period of thirty (30) days after judgement against the Borrower entered by any court or governmental agency for damages in an amount in excess of $50,000.00.

          (e) If the Borrower should fail to make any payment or otherwise default under any other note or obligation or agreement with any other lender.

          Upon the occurrence of any one or more Events of Default, the Bank, at its option may refuse to make any further Advances or issue any additional Letters of Credit under the Facilities, and may declare the Notes and all other obligations then due the Bank by the Borrower to be immediately due and payable without notice, demand or protest, all of which are hereby waived and, may (but shall not be any obligation to do so) exercise any one or more of the following remedies: (a) all rights and remedies available to the Bank hereunder, under the Security Agreement and all other Loan Documents, and (b) all rights and remedies available to the Bank at law, in equity or otherwise. In addition, upon the occurrence of an event which but for the passage of time, the giving of notice or both would constitute an Event of Default, the Bank may refuse to make further Advances or issue any additional Letters of Credit.

      13. FEES. Borrower shall be responsible for the following fees (the
"Fees"):

          (a) Commitment Fees. A Commitment Fee of $9,375.00 for Facility 1 and $7,500.00 for Facility 2.

          (b) Letter of Credit Fees. Issuance fees upon the issuance of: each standby Letter of Credit in the amount of one and one-half (1.5%) percent of the amount of each standby Letter of Credit and each commercial Letter of Credit in the amount of one-quarter of one (.25%) percent of the amount of each commercial Letter of Credit. Letter of Credit Fees shall be charged on an annual basis on the anniversary date of the issuance of each Letter of Credit.

          (c) Termination Fee. A Termination Fee of $37,500.00 shall be paid if Facility 1 is terminated prior to its Expiration Date (as defined in the Note for Facility 1).

      14. DEPOSITS WITH BANK. Any deposit or other sums at any time credited by or due from the Bank to the Borrower and any securities or other property of the Borrower which at any time are in the possession of the Bank shall at all times be held and treated as collateral security for the payment of the liabilities of the Borrower to the Bank. The Bank may set off and apply such deposits or other sums against all liabilities due it hereunder and under the other Loan Documents in such manner as the Bank may elect.

      15. FAILURE OF BANK TO EXERCISE RIGHTS. Failure of the Bank to exercise any right hereunder or under the other Loan Documents or to declare immediately due and payable the balance remaining unpaid on the Notes by reason of any breach of any of the terms, provisions, agreements, warranties, or conditions herein or in any other Loan Document, or by reason of the happening of any one of the events of default as set forth herein shall not constitute a waiver thereof by the Bank or preclude the Bank from exercising such right at any time by reason of any such breach or happening of such event or any subsequent breach or happening of such event.

      16. WAIVERS. The Bank shall not be deemed to have waived any of the terms, agreements, conditions, and covenants hereof, except by a writing signed by an officer of the Bank and delivered to the Borrower.

      17. AMENDMENTS. This Agreement may be amended, changed or altered only by a supplemental written agreement setting forth such amendment, change or alteration properly executed by all the parties to this Agreement.

      18. EXPENSES. The Borrower agrees to pay all expenses of the Bank (including the reasonable fees and expenses of its counsel) in connection with the preparation of this Agreement and all documents and instruments related thereto, the completion of the requirements provided for herein, and incidental to the enforcement of any provision of this Agreement and the other Loan Documents. All such enforcement expenses shall be payable whether or not an action or proceeding is commenced and shall include those incurred in any bankruptcy or insolvency proceeding.

      19. INVALIDITY OR UNENFORCEABILITY. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby and shall remain in full force and effect.

      20. GOVERNING LAW. This Agreement and all rights hereunder shall be governed by and enforced in accordance with the laws of the State of New York.

      21. BINDING EFFECT. This Agreement shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Bank, its successors and assigns.

      22. TERM OF AGREEMENT. The obligations and conditions of this Agreement shall continue until all indebtedness and liability of the Borrower to the Bank hereunder and under the other Loan Documents has been paid and satisfied in full.

      23. PARAGRAPH HEADINGS. The paragraph headings contained herein are for convenience in reference only and shall not be deemed to control or affect the meaning or interpretations of any paragraph or provisions of this Agreement.

      24. CONFLICTS. In the event that there is a conflict between the provisions of this Agreement and the provisions of the Notes, the provisions of this Agreement will control.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first above written.


                                              KEY BANK OF NEW YORK


                                              /s/ Michael D. Carroll
                                              ----------------------
                                                  Michael D. Carroll
                                                  Vice President



                                              MACE SECURITY INTERNATIONAL, INC.


                                              /s/ Robert D. Norman
                                              --------------------
                                                  Robert D. Norman
                                                   President


                                       l8

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF ALBANY  )

      On this 31st day of October, 1996, before me the subscriber personally appeared Robert D Norman, who being by me duly sworn, did depose and say; that he resides at 160 Benmont Ave., Bennington, Vermont that he is President of Mace Security International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                    /s/ Edward J. Trombly
                                                    ---------------------
                                                    NOTARY PUBLIC

                                                    EDWARD J TROMBLY
                                                    Notary Public, State of
                                                    New York
                                                    Qualified in Albany County
                                                    Commission Expires 10/31/96

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF ALBANY  )

      On this 31st day of October, 1996, before me the subscriber personally appeared Michael D. Carroll, who being by me duly sworn, did depose and say; that he resides at Glenmont, New York, that he is Vice President of KEY BANK OF NEW YORK, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                    /s/ Edward J. Trombly
                                                    ---------------------
                                                    NOTARY PUBLIC

                                                    EDWARD J TROMBLY
                                                    Notary Public, State of
                                                    New York
                                                    Qualified in Albany County
                                                    Commission Expires 10/31/96

                               LINE-OF-CREDIT NOTE

                                                               October 31, 1996
$1,250,000.00                                                   Albany, New York

      FOR VALUE RECEIVED, MACE SECURITY INTERNATIONAL, INC., a Vermont corporation with an office for the transaction of business at 160 Benmont Avenue, Bennington, Vermont 05201 (the "Borrower"), promises to pay to the order of KEY BANK OF NEW YORK, a state banking corporation organized and existing under the laws of the State of New York, with an office and place of business at 66 South Pearl Street, Albany, New York 12207 (the "Lender") the principal sum of One Million Two Hundred Fifty Thousand and 00/100th ($1,250,000.00) Dollars, or so much thereof as may be advanced or readvanced from time to time (the "Loan") pursuant to the terms of this Note and that certain Loan Agreement between the Borrower and Lender, dated even date herewith (the "Agreement"), with interest on the unpaid principal balance of such amounts as are advanced or readvanced, as the case may be, at the "Interest Rate" (hereinafter defined). This Note represents Facility 1 as described in the Agreement.

      This Note is secured by (a) first priority security interest in certain present and future personal property owned by the Borrower (the "Personal Property") created under and pursuant to certain security agreements from the Borrower to Lender dated on even date herewith (the "Security Agreements") and financing statements executed in conjunction therewith (the "Financing Statements"); and (b) such other collateral as may now or hereafter be given, pledged or assigned to the Lender by Borrower as security for the payment and performance of the Loan (the Agreement, the Security Agreements, the Financing Statements, this Note and all other documents and instruments given to the Lender in connection with the Loan, are hereinafter collectively referred to as the "Loan Documents").

                                        I

                                   DEFINITIONS

      As used herein:

      (a) "Advance or Advances" shall mean an advance or advances of proceeds of the Loan.

      (b) "Advance Request" shall mean a written or telephonic request from an Authorized Officer (hereinbelow defined) for an Advance.

      (c) "Authorized Officer" shall mean one of the individuals on the annexed Schedule Of Authorized Officers (or, if there are no individuals listed on the Schedule Of Authorized Officers, any person holding the title listed on the Schedule).

      (d) "Base Rate" shall mean the rate of interest set, determined and announced by Key Bank of New York from time to time as its "Base Rate", it being understood that the "Base Rate" is not necessarily the lowest rate of interest charged by Key Bank of New York on loans and other credits and that loans and credits may be extended by Key Bank of New York at rates of interest both above and below the "Base Rate".

      (e) "Default Interest Rate" shall mean the applicable Interest Rate plus four (4%) percent.

      (f) "Expiration Date" shall mean October 1, 1998.

      (g) "Interest Rate" shall mean either the Base Rate plus one (1%) percent.

      Capitalized terms used herein not defined in this Article or otherwise defined herein or defined by their context or usage herein shall have those definitions set forth in the Agreement.

                                       II

                                    INTEREST

      (a) COMPUTATION OF INTEREST. Interest on the outstanding principal balance of this Note shall be computed on the basis of "a 360-day year for the actual number of days elapsed" (such phrase, as used throughout this Note, shall mean that in computing interest for the subject period, the interest rate shall be multiplied by a fraction, the denominator of which is 360 and the numerator of which is the actual number of days elapsed from the date of the first Advance of Loan proceeds or the date of the preceding interest and/or principal due date, as the case may be, to the date of the next interest and/or principal due date). Interest shall accrue until the date of receipt of payment.

      (b) INTEREST RATE CHANGE PROCEDURES. Each change in the Base Rate shall effect a corresponding and simultaneous change in the Interest Rate.

      (c) IMPLEMENTATION OF DEFAULT INTEREST RATE. Upon the occurrence of an Event of Default (hereinbelow defined), the Interest Rate shall automatically and without notice to Borrower change to the Default Interest Rate.

                                       III

                    ADVANCES AND READVANCES OF LOAN PROCEEDS

      (a) ADVANCES AND READVANCES. Provided that no Event of Default (hereinbelow defined) or event which but for the passage of time, the giving of notice, or both, would constitute an Event of Default, has occurred, and provided further, that the Borrower is otherwise eligible to receive Advances pursuant to the Agreement, Borrower may request Advances aggregating not more than the Maximum Credit.

      (b) PROCEDURE FOR ADVANCES. Borrower shall obtain Advances in accordance with the provisions set forth herein and in the Agreement upon submission of an Advance Request. Any Advance Request shall be accompanied by such certificates which may be required pursuant to the terms of the Agreement (if an Advance request is made by telephone, the certificates may be submitted by facsimile). All Advances shall be deposited by Lender in the General Account. The deposit of any Advance in the General Account by Lender shall be conclusive proof as to the receipt of an Advance by the Borrower and Borrower will be responsible for repaying any Advance so deposited.

      (c) ADVANCE BY LENDER. Lender may make Advances pursuant to the terms hereof for the purpose of paying any sums which have become due and payable hereunder or under any other Loan Document.

      (d) LETTERS OF CREDIT. To the extent Lender has issued Letters of Credit for the benefit of Borrower, the amount available for Advances will be reduced on a dollar for dollar basis by the amount of the Letters of Credit.

                                       IV

                        PAYMENT OF PRINCIPAL AND INTEREST

      (a) PERIODIC PAYMENTS OF INTEREST. Borrower shall pay accrued interest at the Interest Rate on the unpaid principal balance of this Note on the first
(1st) day of each and every calendar month commencing on the first (1st) day of the first (1st) calendar month following the date of this Note and continuing until the Loan matures as herein provided.

      (b) MATURITY OF LOAN. The Loan shall mature and be due and payable in full on the Expiration Date.

      (c) RIGHT OF LENDER TO DEBIT GENERAL ACCOUNT AND CASH COLLATERAL ACCOUNT The Borrower hereby authorizes and directs the Lender to debit the General Account and the Cash Collateral Account as provided herein and in the Agreement, and to further debit those accounts from time to time to pay all late fees, accrued and unpaid interest, principal and other charges due the Lender in connection with the Loan. This authorization shall be considered irrevocable, absolute and unconditional and shall remain in effect until the Loan and all other sums due under the Loan Documents have been paid in full.

                                        V

                               GENERAL CONDITIONS

      (a) METHOD OF PAYMENT. All payments due under this Note and the other Loan Documents are payable at 66 South Pearl Street, Albany, New York 12207, Attn:
Structured Finance Division, or at such other place as Lender shall notify Borrower in writing. Lender reserves the right to require that any payment under this Note, whether such payment is of a regular installment or represents a prepayment, be by wired federal funds or other immediately available fund or to be paid at a place other than the above address. It is expressly understood that the final payment of principal shall be made by wired federal funds or other immediately available funds.

      (b) APPLICATION OF PAYMENTS RECEIVED. Provided no Event of Default has occurred, all payments received by Lender on this Note shall be applied by the Lender as follows:

          FIRST, to any unpaid Late Payment Charges (hereinafter defined) and other charges due hereunder and under the other Loan Documents;

          SECOND, to accrued and unpaid interest then due and owing;

          THIRD, to the reduction of principal due under this Note.

      If an Event of Default has occurred, Lender may, in its discretion, apply all sums then or thereafter in the General Account and/or other payments received, or deposits made to the General Account to any sums due it by the Borrower hereunder, or otherwise, in such manner as Lender deems appropriate.

      (c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest due under this Note for fifteen (15) days after such payment becomes due, whether by acceleration, demand or otherwise, Lender may, at its option, whether immediately or at the time of final payment of the amounts evidenced by this Note, impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by four (4%) percent. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness evidenced by the Loan Documents. The Late Payment Charge is not a penalty but rather liquidated damages designed to compensate the Lender for all expenses incurred by the Lender as a result of processing late payments made by the Borrower.

      (d) EVENTS OF DEFAULT. If:

          (i) Borrower, or anyone else responsible, fails to pay any sum due under this Note, or any other Loan Document, when the same is due;

          (ii) Borrower, or anyone else responsible, fails to timely perform any other obligation required to be performed by them under this Note or any other Loan Document; or

          (iii) An "Event of Default", as said term is defined in any other Loan Document shall have occurred.

          (iv) Borrower fails to comply with the terms of or an "event of default" occurs under any other loan transaction or credit arrangement of any kind with Lender, including without limitation, "Facility 2" as that term is defined the Agreement;

      Then, and in any such event (an "Event of Default"), Lender may in its discretion: (a) refuse to make any further Advances, and/or (b) declare the entire unpaid principal balance of this Note together with interest accrued thereon and all other sums due under the Loan Documents, to be immediately due and payable, and/or (c) proceed to exercise any or all rights or remedies that it may have hereunder, under the other Loan Documents, or as may be available to the Lender at law, in equity or otherwise.

      In addition to the above remedies, if an event has occurred which but for the passage of time, the giving of notice or both would constitute an Event of Default, Lender may refuse to make further Advances.

      (e) COSTS AND EXPENSES PAYABLE BY BORROWER. The Borrower shall be responsible for and shall pay all costs, including, but not limited to, reasonable attorneys' fees, incurred in connection with the protection or realization of any collateral pledged to the Lender as security for the Loan or in connection with the enforcement of any of Lender's rights hereunder or under the Loan Documents, whether or not suit or proceeding its commenced including those incurred in any bankruptcy or insolvency proceeding. All such costs and expenses shall be payable on demand and until paid shall be secured by the Loan Documents and by all collateral held by Lender as security for the payment and performance of Borrower's obligations to the Lender.

      (f) NO WAIVER BY LENDER. No failure on the part of the Lender or other holder hereof to exercise any right or remedy hereunder or under any other Loan Document, whether before or after the happening of an Event of Default, shall constitute a waiver thereof, and no waiver of any past Event of Default shall constitute a waiver of any future Event of Default or of any other default. No failure to accelerate the Loan evidenced hereby by reason of the occurrence of an Event of Default hereunder or acceptance of a past due payment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or a reinstatement of the Loan evidenced hereby or a waiver of the Lender's right of acceleration or any other right, or be construed so as to preclude the exercise of any right which Lender may have, whether by the laws of the state governing this Note, by agreement or otherwise, and Borrower hereby expressly waives the benefit of any statue or rule of law or equity which would produce a result contrary to or in conflict with the foregoing.

      (g) WAIVER BY BORROWER. Borrower hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waive and renounce all rights to the benefits of any statute of limitations and any moratorium, appraisement, and exemption now provided or which may hereafter be provided by any Federal or State statute, including, but not limited to, exemptions provided by or allowed under the Bankruptcy Code of 1978, both as to itself or himself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewal and modifications hereof.

      (h) USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or Federal, that are applicable to this Note. All agreements between the Borrower and the Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to the Lender or the holder hereof, or collected by Lender or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable Federal or State usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances the Lender or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time, shall to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby, and thereby, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, the Guarantor and the Lender.

      (i) GOVERNING LAW SUBMISSION TO JURISDICTION. This Note shall be governed by, construed and enforced in accordance with the laws of the State of New York. Borrower hereby submits to personal jurisdiction in said State for the enforcement of Borrower's obligations hereunder or under the other Loan Documents.

      (j) WAIVER OF JURY TRIAL. Borrower and Lender hereby waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Note, any other Loan Document or the Loan, or any instrument or document delivered in connection with the Loan, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and the Lender.

      (k) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) personally delivered; or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses as set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service. Notice to one of the Borrower shall be deemed notice to all Borrower.

      (l) ENTIRE AGREEMENT. This Note, the Agreement, the Security Agreements, all other Loan Documents and any exhibits or other documents referred herein or therein, constitute the complete understanding of the parties with respect to the Loan and shall supersede all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect thereto, all of which have become merged and finally integrated into this Note and the other Loan Documents. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Note, neither shall be permitted to offer or introduce any oral evidence concerning any oral promises or oral agreements between the parties relating to the subject matter of this Note not included or referred to herein and not reflected by a writing signed by the Lender.

      (m) BINDING EFFECT. This Note shall be binding upon the Borrower and its successors and assigns and inure to the benefit of the Lender and its successors and assigns.

      (n) AMENDMENT. This Note may only be amended, modified or changed by a written agreement signed by the Lender and the Borrower.

      IN WITNESS WHEREOF, the Borrower has executed this instrument the day, month and year first above written.

                                           MACE SECURITY INTERNATIONAL, INC.


                                           By /s/ Robert D. Norman
                                              -----------------------
                                              Robert  D. Norman
                                              President

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF ALBANY  )

      On this 31st day of October, 1996, before me the subscriber personally appeared Robert D. Norman, who being by me duly sworn, did depose and say; that he resides at 160 Benmont Ave., Bennington, Vt., that he is President of Mace Security International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                           /s/ Edward J. Trombly
                                           ---------------------
                                           NOTARY PUBLIC

                                                  EDWARD J. TROMBLY
                                                  Notary Public, State of
                                                  New York
                                                  Qualified in Albany County
                                                  Commission Expires 10/31/96

                         SCHEDULE OF AUTHORIZED OFFICERS

                            Name                    Title
                            ----                    -----

                         Robert D. Norman           President

                         Brian Kelley               Chief Financial
                                                    Officer

              SECURITY AGREEMENT AND ASSIGNMENT (PATENT COLLATERAL)

      AGREEMENT dated as of October 31, 1996 made by MACE SECURITY INTERNATIONAL, INC., a Vermont corporation with an office for the transaction of business at 160 Benmont Avenue, Bennington, Vermont 05201 ("Debtor"), in favor of KEY BANK OF NEW YORK, a New York State banking corporation with a place of business at 66 South Pearl Street, Albany, New York 12207, and its successors, assigns, and other legal representatives ("Secured Party").

                              W I T N E S S E T H:

      WHEREAS, Debtor and Secured Party are parties to a Loan Agreement dated on even date herewith (the "Agreement"), a Security Agreement dated on even date herewith (the "Security Agreement"), a Trademark Collateral, Assignment And Security Agreement dated on even date herewith (the "Trademark Security Agreement"), a Line-Of-Credit Note in the amount of $1,250,000 (the "Facility 1 Note") dated on even date herewith and a Promissory Note in the amount of $750,000 (the "Term Note") and other documents dated as of the date hereof, and certain supplements, agreements, documents and instruments entered into pursuant thereto, or in connection therewith, as may be amended, supplemented or modified from time to time (collectively, the "Financing Agreements"), pursuant to which Secured Party and Debtor have agreed to certain financial arrangements; and

      WHEREAS, Secured Party's willingness to enter into the Financing Agreements is subject to the condition, among others, that Debtor execute and deliver this Agreement;

      NOW, THEREFORE, in consideration of the premises and for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of the Secured Party under the Financing Agreements, Debtor hereby agrees for the benefit of Secured Party as follows:

                                        1
                      DEFINITIONS; RULES OF INTERPRETATION

      1.1 All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefore in the Financing Agreements. In addition, the following terms shall have the meanings set forth in this Section I or elsewhere in this Agreement referred to below:

      "Collateral" shall have the meaning ascribed to that term in the Financing Agreements.

      "Obligations" shall mean the indebtedness set forth in the Facility 1 Note and the Term Note and in the Financing Agreements or in any modifications, renewals or replacements for any of the foregoing.

      "PTO" shall mean the United State Patent and Trademark Office.

      "Patents" shall mean all of the following now or hereafter owned or used by Debtor:

          (a) all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country;

          (b) all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

          (c) the inventions disclosed or claimed therein, including the right to make, use practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

          (d) the right (but not the obligation) to make and prosecute applications for such Patents.

      Patents shall include but not be limited to those set forth on Schedule A attached hereto.

      "Patent Collateral" shall mean all of the Debtor's right, title and interest in and to all of the Patents, the Patent License Rights, and the Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property.

      "Patent License Rights" shall mean any and all past, present or future rights and interests of the Debtor pursuant to any and all past, present and future licensing agreements in favor of the Debtor, or to which the Debtor is a party, pertaining to any Patents (whether Patents or Licensed Patents), or Patent Rights, owned or used by third parties in the past, present or future, including the right in the name of the Debtor or Secured Party to enforce, sue and recover for, any past, present or future breach or violation of any such agreements.

      "Patent Rights" shall mean any and all past, present or future rights in, to and associated with the patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Debtor or Secured Party for any and all past, present and future infringements of or any other damages or injury to the Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury; and the Patent License Rights.

      "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or property which constitutes Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion, of whatever nature, or any right, interest, asset or property which constitutes Patent Collateral.

      "Patent Security Agreement" shall mean this Security Agreement and Assignment (Patent Collateral), as it may be amended or supplemented from time to time.

      1.2 UCC TERMS. Unless otherwise defined herein, or in the other Financing Agreements, terms used in Article 9 of the Uniform Commercial Code of the State of New York are used herein as therein defined.

      1.3 RULES OF INTERPRETATION. All definitions (whether set forth herein or by reference) shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation" or the phrase "but not limited to". All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of and Exhibits and Schedules to this Agreement unless the context otherwise requires.

                                        2
                    GRANT OF SECURITY; COLLATERAL ASSIGNMENT

      2.1 GRANT OF SECURITY INTEREST. As collateral security for the complete and timely performance and satisfaction of all Obligations, the Debtor hereby unconditionally grants to Secured Party, a continuing security interest in and first priority lien on the Patent Collateral, and pledges, mortgages and hypothecates the Patent Collateral to Secured Party.

      2.2 COLLATERAL ASSIGNMENT.

          (a) In addition, and not by way of limitation of, the grant, pledge, mortgage and hypothecation of the Patent Collateral provided for in Section 2.1, to secure the complete and timely payment, performance and satisfaction of all Obligations, the Debtor hereby grants, assigns, transfers and conveys to Secured Party, BY WAY OF COLLATERAL SECURITY, the Debtor's entire right, title and interest in and to the Patent Collateral. The foregoing grant, assignment, transfer and conveyance shall be referred to from time to time herein as the "Section 2.2 Assignment". SECURED PARTY ASSUMES NO LIABILITY OR RESPONSIBILITY ARISING IN ANY WAY BY REASON OF ITS HOLDING SUCH COLLATERAL SECURITY.

          (b) Unless and until there shall have occurred and be continuing an Event of Default and Secured Party has notified the Debtor that the license granted hereunder is terminated, Secured Party hereby grants to the Debtor the sole and exclusive, non-transferable, royalty-free, worldwide right and license under the Patent Collateral to make, have made for it, use sell and otherwise practice the Patents for the Debtor's own benefit and account and for none other, with the right to prosecute and maintain Patents in the United States Patent and Trademark Office and in foreign countries; provided, however, that the foregoing right and license shall be no greater in scope than, and limited by, the rights assigned to Secured Party by the Debtor hereby. The Debtor agrees not to sell, assign, transfer, or sub-license any of its rights or interests in the license granted to the Debtor in this Section 2.2(b), without the prior written consent of Secured Party.

      2.3 LICENSE. In addition to, and not by way of limitation of, all other rights of Secured Party and obligations of the Debtor pursuant to this Agreement and the other Financing Agreements, upon the effectuation of a Section 2.2 Assignment, the Secured Party shall, hold a fully-paid-up, worldwide right and license to make, use, practice and sell (or license or otherwise transfer) the Patent Collateral, for the exclusive purpose of, and to the extent necessary and sufficient for, the full and complete enjoyment and exercise of any realization upon the rights, remedies and interests of Secured Party pursuant to this Agreement and the other Financing Agreements.

      2.4 ASSIGNMENT. The Secured Party may in its discretion, file and record at Borrower's expense with the PTO, the Patent Assignment attached hereto as Exhibit A.

      2.5 SUPPLEMENTS TO FINANCING AGREEMENTS. The parties expressly acknowledge and agree that they have previously executed and delivered the Financing Agreements pursuant to which the Debtor unconditionally granted to Secured Party, a continuing security interest in and first priority line on the Collateral (including the Patent Collateral). Such Financing Agreements, and all rights and interests of Secured Party in and to the Collateral (including the Patent collateral) thereunder, are hereby ratified, confirmed, adopted and approved. In no event shall this Agreement, the Section 2.2 Assignment of the Patent Collateral hereunder or the recordation of this Patent Security Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the other Financing Agreements, the security interest of Secured Party in the Collateral (including the Patent Collateral) pursuant to the other Financing Agreements, the attachment and perfection of such security interest under the Uniform Commercial Code, or the present or future rights and interests of Secured Party in and to the collateral under or in connection with this Patent Security Agreement, the other Financing Agreements, and/or the Uniform Commercial Code. Any and all rights and interests of Secured Party in and to the Patent Collateral (and any and all obligations of the Debtor with resect to the Patent Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of Secured Party (and the obligations of the Debtor) in, to or with respect to the Collateral (including the Patent Collateral) provided in or arising under or in connection with the other Financing Agreements.

                                        3
                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                                  OF THE DEBTOR

      The Debtor represents and warrants to, and covenants and agrees with, Secured Party, as follows:

Ownership and Rights in Patent Collateral

      3.1 POWER AND AUTHORITY; NON-CONTRAVENING; The Debtor has the full power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to subject the Patent Collateral to the terms hereof. The parties agree that the execution, delivery and performance of this Agreement shall not conflict with or contravene any contractual provision binding on the Debtor with respect to the Patent Collateral (including but not limited to any license agreement relating to the Patent Collateral or any part thereof).

      3.2 PATENTS, LICENSES; Set forth on Schedule A hereto is a true and complete list of all Patents. All license and other agreements applicable to the Patents are the valid and binding obligations of all of the parties thereto, enforceable against each of such parties in accordance with their respective terms (provided, that, with respect to any such parties other than the Debtor and its affiliates, such representation and warranty is made to the best of the Debtor's knowledge and belief).

      3.3 TITLE. Except as set forth herein, the Debtor is and will continue to be the sole and exclusive owner of the entire legal and beneficial right, title and interest in and to the Patents and the Patent Collateral free and clear of any lien, charge, security interest, claim, or other encumbrance, except for the security interest and collateral assignment created by this Agreement and the other Financing Agreements, and except for liens and encumbrances explicitly permitted pursuant to the Financing Agreements. To the extent commercially reasonable, the Debtor will defend its right, title and interests in and to the Patents and the Patent Collateral against any and all claims of any third parties.

      3.4 VALIDITY AND ENFORCEABILITY. The Patents and Patent Rights related thereto are subsisting, and have not been adjudged invalid or unenforceable; to the best of the Debtor's knowledge and belief, all of the Patents and Patent Rights related thereto are valid and enforceable; and the Debtor has not received written notice of any claim by any third party that any of the Patents and Patent Rights related thereto are invalid or unenforceable.

      3.5 EXCLUSIVE RIGHT TO USE. To the best of the Debtor's knowledge and belief, the Debtor has, and shall continue to have, the exclusive right to practice, make, sell, practice and use all the Patents, throughout the countries of issue, free and clear of any liens, charges, encumbrances, claims or rights of any third party, or restrictions on the rights of the Debtor to protect or enforce any of its Patent Rights against any third party.

      3.6 NO FINANCING STATEMENTS, ETC. There is not on file in any governmental or regulatory authority, agency or recording office any effective financing statement, security agreement, assignment, license or transfer or notice of any of the foregoing other than those that have been filed in favor of Secured Party covering any of the Patent Collateral (provided that, except with respect to the United States, the foregoing representation and warranty is made to the best of the Debtor's knowledge and belief), and the Debtor is not aware of any such filing, other than those for which duly executed assignment statements have been delivered to Secured Party. So long as this Agreement shall be in effect, the borrower shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except financing statements or other documents or instruments filed or to be filed in favor of Secured Party).

      3.7 NO CLAIMS OR PROCEEDINGS. No written claim has been received that the Patents or the Debtor's use of or practice thereof does or may violate the rights of any third party. There has been no decision adverse to the Debtor's claim of ownership rights in or exclusive rights to use and practice the Patents or the Patent Collateral associated therewith in any jurisdiction or to keep and maintain such Patents in full force and effect, and there is no proceeding involving said rights threatened or pending in the PTO or any similar office or agency of the United States, any state or foreign country or in any court.

      3.8 NOTICE OF ADVERSE DEVELOPMENTS. The Debtor shall promptly notify Secured Party of the institution of any final (after exhausting all reasonable appeals) adverse decision in any proceeding in the PTO or any similar office or agency of the United States or any state or any foreign country (except for adverse decisions during prosecution of patent applications), or the institution of or any judgement in any proceeding in any court, regarding the Debtor's claim of exclusive ownership or rights in any of the Patents or related Patent Collateral, its right to patent any of the same, or to keep and maintain any such Patent.

      3.9 AFTER-ACQUIRED PATENT COLLATERAL. The Debtor agrees that, upon its commencement of use of or acquisition of any right, title or interest in or to any Patent or Patent Right (including any reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, or any variations or new versions of any such scheduled Patents or Patent Rights), the provisions of this Agreement shall automatically apply thereto (and for this purpose Secured Party agrees that the Debtor may satisfy such notification obligation by providing to Secured Party, no less frequently than once each calendar year of upon the reasonable request of the Secured Party, an up-to-date, amended and/or supplemented Schedule A). Secured Party shall be authorized to amend such Schedule A, as appropriate, to include such additional Patents and Patent Rights, without the necessity for the Debtor's approval of or signature to such amendment, and the Debtor shall do all such other acts (at its own expense) deemed necessary or appropriate by Secured Party to implement or reserve Secured Party's interest therein (including but not limited to executing and delivering, and recording in all places where this Agreement or notice hereof is recorded, an appropriate counterpart of or other instrument pursuant to this Agreement). Such additional Patents and Patent Rights shall be automatically included in the "Patents" and "Patent Rights" as defined herein, and all representations and warranties of the Debtor set forth herein shall be deemed to be restated by the Debtor as of the date of any such amendment of or supplement to Schedule A with the full force and effect as though mae on such date.

      3.10 MAINTENANCE OF PATENT COLLATERAL. The Debtor shall take any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as in the Debtors' reasonable business judgment are necessary or appropriate to maintain, protect, preserve, care for and enforce the Patent Collateral. Without limiting the generality of the foregoing, the Debtor shall pay when due such fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of the Patent Collateral and which in the Debtor's reasonable business judgment are necessary or appropriate to satisfy the foregoing obligation.

      3.11 NO CONFLICTING AGREEMENTS. The Debtor shall not take any actions or enter into any agreements, including but not limited to any agreements for the assignment, sale, transfer, license, disposition, grant of any interest in or encumbrance of any of the Patent Collateral, which are inconsistent with or would or might impair in any way the Debtor's representations, warranties and covenants herein, without the prior written consent of Secured Party (which consent shall not be unreasonably withheld or delayed); provided, however, that so long as no Event of Default shall have occurred and be continuing, the Debtor may license the Patent Collateral in any lawful manner that is in the ordinary course of its business and is otherwise not inconsistent with the provisions of this Patent Security Agreement or the Financing Agreements. Without limiting the generality of the foregoing, the Debtor shall not permit the inclusion in any agreement to which it becomes a party of any provision which could or might in any way impair or prevent the creation of a security interest in or the collateral assignment of the Debtor's rights any interest in any property of material value acquired under such agreement which is included within the definition of Patent Collateral.

      3.12 NO ABANDONMENT. The Debtor shall not abandon or dedicate to the public any of the Patents or related Patent Rights, nor do any act nor omit to do any act if such act or omission is of a character that tends to cause or contribute to the abandonment or dedication to the public of any Patent or related Patent Right or loss of or adverse effect on any rights in any Patent or related Patent Right. Notwithstanding the foregoing provisions of this Section or any other provision of this Patent Security Agreement, the Debtor shall have the right to abandon or dedicate to the public, in whole or in part, any Patent where such abandonment or dedication is deemed necessary or desirable by the Debtor in the exercise of its reasonable business judgement.

      3.13 ENFORCEMENT OF LICENSES. The Debtor shall do all things which in the Debtor's reasonable business judgement are necessary or appropriate to insure that each licensee of any Patent, in its use of any or all of the Patent Collateral in its business, shall (a) comply fully with all applicable license agreements and (b) satisfy and perform all the same obligations set forth herein (with respect to the Debtor's use of the Patent Collateral) as fully as though such obligations were set forth with respect to such licensee's use of the licensed Patent Collateral.

      3.14 NO INFRINGEMENTS. To the best of the Debtor's knowledge and belief, there is at present no material infringement or unauthorized or improper use of the Patents or related Patent Rights. The Debtor shall use efforts consistent with past practices to detect any such infringement or unauthorized or improper use. In the event any such infringement or unauthorized or improper use by any third party has been reasonably established by the Debtor, the Debtor shall promptly notify Secured Party and shall have the right to sue and recover therefor and to retain, any and all damages so recovered or obtained. In the event the Debtor fails so to sue or bring legal action, the Debtor shall notify Secured Party of such decision within sixty (60) days after the date of original notice to Secured Party.

      3.15 APPLICATIONS FOR PATENTS. To the extent commercially reasonable, the Debtor, with counsel of its own choosing, and at its own expense, shall apply to patent patentable but unpatented inventions or discoveries with the PTO (and in such other jurisdictions as are commercially appropriate) as may be material to the Debtor's business in such jurisdiction, shall diligently prosecute its patent applications and use commercially reasonable efforts to obtain such patents. Secured Party hereby appoints and designates the Debtor as the agent of Secured Party for such purposes.

      3.16 MAINTENANCE OF PATENTS. To the extent commercially reasonable, the Debtor, with counsel of its own choosing and at its expense, shall take the necessary and appropriate actions to preserve and maintain in full force and effect the Patents and Patent Rights, including but not limited to filing and diligently prosecuting necessary or appropriate patent applications and appropriate applications for re-issues, continuations, continuations-in-part, divisions, renewals and extensions, and paying when due maintenance fees. Secured Party hereby appoints and designates the Debtor as the agent for Secured Party for such purposes.

      3.17 CERTIFICATES OF ISSUED PATENTS. Upon demand by Secured Party at any time, the Debtor shall deliver to Secured Party the original or a true copy of all current official certificates of issued Patents (for any jurisdiction) and forthwith upon receipt thereof the original or a true copy of all such official certificates for any Patents for which applications are then pending or thereafter filed.

General

      3.18 RECORDS. The Debtor has kept and will diligently keep complete and accurate records respecting the Patent Collateral (including accounting records with respect to the Patent Collateral, and including a record of all payments and Proceeds received), and will at all times keep at least one set of such records at its principal executive office or principal place of business as set forth above. The Debtor shall, upon reasonable prior notice by Secured Party and at reasonable times, permit Secured Party (or Secured Party's designee) from time to time to review, inspect and examine (and make extracts and copies of) such records. In connection with any such review, inspection or examination by Secured Party, Secured Party shall, upon the request of Debtor, enter into a mutually agreeable nondisclosure agreement with respect to the Debtor's technical data and information included in any patent applications which are trade secrets for purposes of New York law, provided that such agreement shall include provisions expressly permitting Secured Party (a) upon and during the continuance of an Event of Default, to use or disclose such trade secrets in any way Secured Party deems necessary or appropriate in the exercise and enjoyment of its rights and remedies pursuant to this Patent Security Agreement and the Financing Agreements; and (b) to disclose such trade secrets as may be required by any law or regulation to which Secured Party is subject.

      3.19 PERFECTION OF INTEREST. This Patent Security Agreement, and the other Financing Agreements shall create in favor of Secured Party a valid and perfected first priority security interest in the Patent Collateral.

      3.20 FILING FOR PERFECTION OF INTEREST. Except for the filings of financing statements with the Secretary of State of State of New York under the Uniform Commercial Code with respect to the Financing Agreements necessary to perfect and record Secured Party's security interest in the Patent Collateral, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either
(a) for the grant by the Debtor or the effectiveness of the security interest and collateral assignment granted by the Financing Agreements and supplemented hereby or for the execution, delivery and performance of this Agreement by the Debtor, or (b) for the perfection of or the exercise by Secured Party of its rights and remedies under the Financing Agreements or hereunder; provided, however, that the foregoing representation and warranty shall not apply to foreign Patents or foreign Patent Rights. The Debtor also acknowledges and agrees that a copy of this Agreement (or instruments executed and delivered pursuant hereto) will be filed and recorded with the PTO with respect to the Debtor's Patents issued at present or in the future by the PTO (or with respect to which patent applications are at present or in the future pending or filed with the PTO).

      3.21 DISCLOSURE COMPLETE AND ACCURATE. All information with respect to the Patent Collateral set forth herein, in the Financing Agreements, or in any schedule, certificate or other writing at any time heretofore or hereafter furnished by the Debtor to Secured Party, is and will be true, correct and complete in all material respect as of the date furnished.

      3.22 FINANCING AGREEMENTS REPRESENTATIONS. Each representation and warranty of the Debtor set forth in the Financing Agreements is true and correct and all such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth herein in their entirety.

                                        4
                    CONSEQUENCES OF AND REMEDIES UPON DEFAULT

      4.1 COLLECTIONS.

          (a) Except as otherwise provided in the Financing Agreements, the Debtor shall continue to collect, at its own expense, all amounts due or to become due to the Debtor in respect of the Patent Collateral or any part thereof.

          (b) If any Event of Default shall have occurred and be continuing, then Secured Party shall have the right, as the true and lawful agent of the Debtor, with power of substitution for the Debtor and in the Debtor's name, Secured Party's name or otherwise, for the use and benefit of Secured Party, (i) to notify any and all obligors with respect to the Patent Collateral or any part thereof; (ii) upon notice from Secured Party, to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Patent Collateral or any part thereof;
(iii) to demand, collect, sue for and receive payment of, for its own use and account, and give receipt for and give discharges and releases of, all or any of the Patent Collateral and all amounts due or to become due in respect of the Patent Collateral; (iv) to sign the name of the Debtor on any invoice relating to any of the Patent Collateral; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Patent Collateral or to enforce any rights or remedies in respect of any Patent Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to or pertaining to all or any of the Patent Collateral; (vii) to license, or to the extent permitted by any applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis any of the Patent Collateral throughout the world, for such term or terms, on such conditions, and in such manner, as Secured Party shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers or other adequate provision cannot be secured therefor); and (viii) generally to make, sue, practice, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Patent Collateral, and to do all other acts and things necessary to carry out the purposes of this Patent Security Agreement and the Financing Agreements, as fully and completely as though Secured Party were the absolute owner of the Patent Collateral for all purposes; provided, however, that except as provided for by law or the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, nothing herein contained shall be construed as requiring or obligating Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Secured Party, or to present or file any claim or notice, or to take any action with respect to the Patent Collateral or any part thereof, or the moneys due or to become due in respect thereof, or any property covered thereby, and no action taken by Secured Party or omitted to be taken with respect to the Patent Collateral or any part thereof shall give rise to defense, counterclaim or offset in favor of the Debtor's claim or action against Secured Party. Whether or not Secured Party shall have so notified any obligors, the Debtor shall at its expense cooperate with Secured Party and render all reasonable assistance to Secured Party in enforcing claims against such obligors. It is understood and agreed that the appointment of Secured Party as the agent of the Debtor for the purposes set forth above in this Section is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve the Debtor of any of its obligations hereunder or under the Financing Agreements with respect to the Patent Collateral or any part thereof or impose any obligation on Secured Party to proceed in any reimbursement of Secured Party for any liabilities, obligations, costs, expenses or disbursements imposed on, incurred or suffered by or asserted against Secured Party in the exercise of its rights under this Section. In the event Secured Party shall elect not to bring any such suit, proceeding or action to protect, maintain or enforce any such rights or measures, whether by action, suit, proceeding or otherwise, to protect, maintain, and enforce such rights and interests, and for that purpose shall diligently maintain any such action, suit or proceeding necessary or appropriate for such protection, maintenance or enforcement.

      4.2 OTHER REMEDIES UPON DEFAULT. Upon the occurrence and during the continuation of an Event of Default, then, forthwith upon notice by Secured Party to the Debtor, in addition to all other rights and remedies of Secured Party, whether under law, the other Financing Agreements, or otherwise (all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without notice to or consent by the Debtor except as expressly provided otherwise herein), Secured Party's rights and remedies with respect to the Patent Collateral, shall include but not be limited to the following, without payment of royalty or compensation of any kind to the Debtor except as expressly provided otherwise herein:

          (a) The Debtor's license with respect to the Patents as set forth herein shall terminate, and the Debtor shall immediately cease and desist from the practice, manufacture, use and sale (or license or other transfer) of the Patents.

          (b) Secured Party may, to the same extent that the Debtor had the right to do so immediately prior to such notice, license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Patent Collateral, throughout the world, for such term or terms, on such conditions, and in such manner, as Secured Party shall in its sole discretion determine.

          (c) Secured Party may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right but not the obligation to enforce) against any licensor, licensee or sublicensee all Patent License Rights of the Debtor, and take or refrain from taking any such action.

          (d) Secured Party may, on one or more occasions at any time, with or without legal process and with or without previous notice or demand for performance, take possession of all tangible manifestations or embodiments of the Patent Collateral and documentation relating thereto and all business records, documents and files with respect to the Patent Collateral, and without liability for trespass to enter any premises where such tangible manifestations or embodiments, business records, documents and files with respect to the Patent Collateral may be located for the purpose of taking possession of or removing such tangible manifestations or embodiments, business records, documents and files.

          (e) The Debtor shall, upon written demand of Secured Party, deliver to Secured Party (or Secured Party's designee) all unused, unsold or undelivered goods incorporating, including or using any of the Patents.

          (f) In general, Secured Party may exercise, in respect of the Patent collateral, all of the rights and remedies of a secured party on default under the Uniform Commercial Code (whether or not such Code applies to the affected Patent Collateral).

          (g) (1) Without limiting the generality of the foregoing, Secured Party may, with or without demand for performance, all of which are hereby expressly waived, subject to the mandatory requirements of current law or as specified below, assign, sell, license, sublicense, or otherwise transfer or dispose of the Patent Collateral or any part thereof, either with or without special or other conditions or stipulations, with power to purchase the Patent Collateral or any part of it, in one or more portions at public or private sale, at any of Secured Party's offices or elsewhere, at such time or times, for cash, or credit, or for future delivery, and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of any of the Patent Collateral. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Debtor or any party claiming by or through the Debtor, and the Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Patent Collateral, if permitted by law, Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase the Patent Collateral or any portion thereof for the account of Secured Party. Secured Party shall not be obligated to make any sale of the Patent Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. The Debtor recognizes that Secured Party may elect in its sole discretion to sell all or part of the Patent Collateral to one or more purchasers in privately negotiated transactions. The Debtor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Patent Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Patent Collateral to more than one offeree. Secured Party shall also have the power to execute assurances, and do all other acts and things for completing the assignment, sale, license, sublicense, transfer or disposition which Secured Party, in its sole discretion, deems appropriate or proper.

               (2) In case any sale of all or any part of the Patent Collateral is made on credit or for future delivery, the Patent Collateral so sold may be retained by Secured Party until the sale price is paid by the purchaser or purchasers thereof, but Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Patent Collateral so sold and, in case of any such failure, such Patent Collateral may be sold again upon like notice to the Debtor. At any public sale made pursuant to this Section, Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of the Debtor (all said rights being also hereby waived and released to the extent permitted by law), the Patent Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Secured Party from the Debtor as a credit against the purchase price, and Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Debtor therefor. For purposes hereof, a written agreement to purchase any Patent Collateral, or any portion thereof, shall be treated as a sale thereof; Secured Party shall be free to carry out such sale pursuant to such agreement, and the Debtor shall not be entitled to the return of the Patent Collateral or any portion thereof subject thereto, notwithstanding the fact that after Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, Secured Party may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Patent Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

               (3) In addition to the foregoing, in order to implement the assignment, sale, license, sublicense, transfer or other disposition of any of the Patent Collateral pursuant to this Section, Secured Party may, pursuant to the authority granted in the power of attorney provided herein, execute and deliver on behalf of the Debtor one or more instruments of assignment or other transfer of the Patent Collateral, in form suitable for filing, recording or registration in any jurisdiction or country.

      4.3 OBLIGATION TO PROVIDE KNOW-HOW. In the event of any such license, assignment, sale, transfer or other disposition of the Patent Collateral, or any of it, whether to or by Secured Party, the Debtor shall supply to Secured Party (or Secured Party's designee) the Debtor's know-how and expertise relating to the products and services sold and provided which use or practice or incorporate any of the Patents, and other records relating to the Patent Collateral and to the production, marketing, delivery, sale and transfer of said products and services. Without limiting the generality of the foregoing, within five (5) Business Days of written notice thereof from Secured Party, the Debtor shall make available to Secured Party, to the extent within the Debtor's power and authority, such personnel in the Debtor's employ on the date of the Event of Default as Secured Party may reasonably designate by name, title or job responsibility, to permit the Debtor (or if Secured Party so elects, Secured Party or Secured Party's designee) to continue, directly or indirectly, to manufacture, produce, supply, advertise, provide, license, sell and deliver such products or services, such persons to be available to perform their prior functions on Secured Party's behalf and, if Secured Party so elects to utilize their services, to be compensated by Secured Party on a per diem, pro rata basis, consistent with the wage and salary structure applicable to each as of the date of such Event of Default.

      4.4 NO OBLIGATION OF SECURED PARTY. Nothing herein shall be construed as obligating Secured Party to take any of the foregoing actions at any time.

      4.5 COSTS AND APPLICATION OF PROCEEDS. (a) The Debtor agrees to pay when due all reasonable costs incurred in any license, assignment, sale, transfer or other disposition of all or any portion of the Patent Collateral to or by Secured Party, including any taxes, fees and reasonable attorneys' fees, and all such costs shall be added to the Obligations. Secured Party may apply the proceeds actually received from any such license, assignment, sale, transfer, other disposition or other collection or realization, to the reasonable out-of-pocket costs and expense thereof, including without limitation reasonable attorneys' fees and all reasonable legal, travel and other expenses which may be incurred or paid by Secured Party in protecting or enforcing its rights upon or under this Agreement, the Patent Collateral, the Collateral or the Obligations, and any proceeds remaining shall be held by Secured Party as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Party pursuant to the provisions herein) to the Obligations; and the Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all of the Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled too receive such surplus.

          (b) Secured Party shall have absolute discretion as to the time of application of any such Proceeds, moneys or balances in accordance with this Agreement. Upon any license, assignment, sale, transfer or other disposition of all or any portion of the Patent Collateral by Secured Party (including without limitation a sale pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of Secured Party or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Patent Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Secured Party or such officer or be answerable in any way for the misapplication thereof.

                                        5
                               FURTHER ASSURANCES

      5.1 NOTICES OF ADVERSE DEVELOPMENTS. Upon obtaining knowledge thereof, the Debtor will promptly notify Secured Party in writing of any event which does or reasonably could materially adversely affect the value of any material portion of the Patent Collateral, the ability of the Debtor or Secured Party to dispose of any material portion of the Patent Collateral, or the rights and remedies of Secured Party in relation to any material portion of the Patent

Collateral, including but not limited to the institution or levy of any legal process against any material portion of the Patents or Patent Rights.

      5.2 CONSENTS OF THIRD PARTIES. Upon the request of Secured Party, the Debtor will use its commercially reasonable efforts to obtain any necessary consents of third parties to the grant and perfection of the security interest in the Patent Collateral, and/or to the grant or effectiveness of the Section
2.2 Assignment of the Patent Collateral, provided for herein.

      5.3 FURTHER INSTRUMENTS AND ACTS. In general, the Debtor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things, as Secured Party may request or as may be necessary or appropriate in order to implement and effect fully the intentions, purposes and provisions of this Agreement, or to assure and confirm to Secured Party the grant and perfection of a security interest in the Patent Collateral and the right to the complete enjoyment and exercise of Secured Party's rights hereunder.

      5.4 SECURED PARTY'S RIGHT TO PERFORM DEBTOR'S OBLIGATIONS. If the Debtor shall fail to do any act which it has covenanted to do hereunder, or if any representation or warranty of the Debtor shall be breached, Secured Party, in its own name or that of the Debtor (in the sole discretion of Secured Party), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and any cost or expense incurred by Secured Party in so doing shall be added to the principal amount of the Obligations and shall bear interest at the rate applicable to overdue principal under the Financing Agreements. The Debtor shall cooperate with Secured Party in any such act or remedy.

                                        6
                        LIABILITIES, INDEMNITY AND COSTS

      6.1 LIABILITY FOR USES OF PATENT COLLATERAL. The Debtor shall be liable for any and all uses or misuses of and the practice, manufacture, sales (or other transfers or dispositions) of any of the Patent Collateral by the Debtor and its affiliates and for any failure to take reasonable measures to avoid and prevent the improper use, practice or sale (or other transfer or disposition) of the Patent Collateral by any other party (including but not limited to any licensee of the Patents), any failure to use or practice the Patents in accordance with this Agreement, or any other claim, suit, loss, damage, expense or liability of any kind or nature (except those resulting from any gross negligence or willful misconduct of Secured Party) arising out of or in connection with the Patent Collateral or the production, marketing, delivery, sale, license or other transfer or disposition of the goods and services provided under or in connection with or which use, practice or incorporate any of the Patents or the Patent Collateral prior to the termination of the Debtor's license pursuant hereto. The Debtor shall be liable also for any claim, suit, loss, damage, expense or liability arising out of or in connection with the acts or omissions of the Debtor (regardless of whether such fault, negligence, acts or omissions occurred or occur prior to or after such license termination). This
Section is for the purpose of establishing and allocating, as between the Debtor and Secured Party, certain liabilities; it is not intended to create any affirmative obligations of the Debtor to Secured Party other than those set forth elsewhere in this Patent Security Agreement, and the other Financing Agreements.

      6.2 LICENSE AGREEMENT OBLIGATIONS. Nothing in this Patent Security Agreement shall relieve the Debtor from any performance of any covenant, agreement or obligation of the Debtor under any license agreement now or hereafter in effect licensing any part of the Patent Collateral, or from any liability to any licensee or licensor under any such license agreement or to any other party, or shall impose any liability on Secured Party for any act or omission of the Debtor in connection with any such license agreement.

      6.3 INDEMNIFICATION. The Debtor shall indemnify and hold harmless Secured Party from and against, and shall pay to Secured Party on demand, any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities of any kind or nature (except those resulting from Secured Party's gross negligence or willful misconduct) arising in any way out of or in connection with this Agreement, the Patent Collateral, custody, preservation, use, practice, operation, sale, license (or other transfer or disposition) of the Patent Collateral, any alleged infringement of the intellectual property rights of any third party, the production, marketing, provisions, delivery and sale of the goods and services provided under or in connection with or using or practicing any of the Patents or the Patent Collateral, the sale of, collection from or other realization upon any of the Patent collateral, the failure of the Debtor to perform or observe any of the provisions hereof, or matters relating to any of the foregoing, prior to the termination of the Debtor's license pursuant hereto. The Debtor shall also indemnify and hold harmless Secured Party from and against any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities arising out of or in connection with any fault, negligence, act or omission of the Debtor (regardless of whether such fault, negligence, act or omission occurred or occurs prior to or after such license termination). The Debtor shall make no claim against Secured Party for or in connection with the exercise or enforcement by Secured Party of any right or remedy granted to it hereunder, or any action taken or omitted to be taken by Secured Party hereunder (except for the gross negligence or willful misconduct of Secured Party).

      6.4 EXPENSES. Any and all fees, costs and expenses, of whatever kind or nature, including but not limited to reasonable fees and disbursements of counsel and of any experts and agents, incurred by Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of the transactions contemplated hereby, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees or encumbrances, or otherwise protecting, maintaining or preserving the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Patent Collateral, or in exercising or enforcing any right or remedy granted to Secured Party hereunder, shall be borne and paid by the Debtor on demand by Secured Party, and until so paid shall be added to the principal amount of the obligations and shall bear interest at the rate applicable to overdue principal pursuant to the Financing Agreements.

                                        7
                                POWER OF ATTORNEY

      7.1 GRANT. The Debtor hereby grants to Secured Party, and any officer or agent of Secured Party as Secured Party may designate in its sole discretion, a power of attorney, thereby constituting and appointing Secured Party (and Secured Party's designee) its true and lawful attorney-in-law and attorney-in-fact, (a) upon any failure by the Debtor to meet its obligations hereunder or any exercise by Secured Party of its rights hereunder, to execute and deliver any and all agreements, documents, instruments of assignment, licenses or transfers of the Patent Collateral, and do all other acts which the Debtor is obligated to execute or do under any provision of this Agreement, and to execute any and all documents, statements, certificates or other documents necessary or advisable to effect any of the purposes set forth herein as Secured Party (or Secured Party's designee) may in its sole discretion determine and (b) effective upon the occurrence and during the continuation of an Event of Default, for the purpose of assigning, selling, licensing or otherwise transferring or disposing of all right, title and interest of the Debtor in and to any of the Patent Collateral. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

      7.2 IRREVOCABLE. The foregoing power of attorney is coupled with an interest and is irrevocable until this Patent Security Agreement shall terminate.

      7.3 RELEASE. The Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or in connection with any actions taken or omitted to be taken by Secured Party under the power of attorney granted herein (except for the gross negligence or willful misconduct of Secured Party).

                                        8
                              SPECIFIC ENFORCEMENT

      Due to the unique nature of the Patent Collateral, and in order to preserve its value, the Borrower agrees that the Borrower's agreements, duties and obligations under this Patent Security Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

                                        9
                                   TERMINATION

      This Patent Security Agreement shall create a continuing security interest in and collateral assignment of the Patent Collateral. Upon payment in cash and satisfaction in full of the Obligations, this Agreement shall automatically terminate and shall be of no further force and effect, and the security interest granted hereby shall terminate. Upon any such termination, Secured Party shall execute and deliver to the Borrower such deeds, assignments and other documents, and shall take such other actions, all at the expense of the Borrower, as may reasonably be requested by the Borrower to evidence or record such termination, and to reassign and reconvey to and re-vest in the Borrower the entire right, title and interest in and to the Patent Collateral previously granted, assigned, transferred and conveyed to Secured Party by the Borrower pursuant to this Patent Security Agreement, as fully as if this Patent Security Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by Secured Party pursuant hereto or the other Financing Agreements.

                                       10
                        PROVISIONS OF GENERAL APPLICATION

      10.1 SEVERABILITY. In the event any term or provision of this Patent Security Agreement shall for any reason be held to be invalid, illegal or unenforceable to any extent or in any respect, or otherwise determined to be of no effect, in any jurisdiction, such invalidity, illegality, unenforceability or determination shall affect only such term or provision, or part thereof, in only such jurisdiction. The parties agree they will negotiate in good faith to replace any provision so held invalid, illegal or unenforceable, or so determined, with a valid, enforceable and effective provision which is as similar as possible in substance and effect to the provision which is invalid, illegal, unenforceable or of no effect.

      10.2 AMENDMENTS, ETC. Except as provided herein, neither this Patent Security Agreement nor any term hereof may be amended, changed, waived, discharged or terminated except by a written instrument expressly referring to this Patent Security Agreement and to the provisions so amended, modified, waived or terminated, and executed by the party to be charged.

      10.3 NO WAIVERS. No course of dealing between the Borrower and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      10.4 ASSIGNMENTS. The Borrower shall not assign this Patent Security Agreement or any rights, duties or obligations hereunder without the prior written consent of Secured Party. This Patent Security Agreement and all obligations of the Borrower shall be binding upon the successors and permitted assigns of the Borrower and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party and their respective successors and assigns.

      10.5 COUNTERPARTS. This Patent Security Agreement, and any amendments, waivers, consents, or supplements hereto or hereunder, may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original but all or which together shall constitute one instrument. In proving this Patent Security Agreement, or any such amendment, waiver, consent or supplement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against which enforcement is sought.

      10.6 EXECUTION BY SECURED PARTY. Debtor hereby grants Secured Party the authority to execute and file at any time and from time to time one or more financing statements or copies of thereof with respect to the Patent Collateral signed only by the Secured Party.

      10.7 HEADINGS. The captions in this Patent Security Agreement are for convenience of reference only and shall not define, limit or affect the provisions hereof.

      10.8 GOVERNING LAW. EXCEPT AS OTHERWISE REQUIRED BY THE LAWS OF ANY JURISDICTION IN WHICH ANY OF THE PATENT COLLATERAL IS LOCATED, THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CHOICE OR CONFLICTS OF LAWS OR RULES OR PRINCIPLES).

      10.9 WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT AND THE OTHER FINANCING AGREEMENTS, OR AS TO THE VALIDITY, PROTECTION, INTERPRETATION, ADMINISTRATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF OR PURSUANT TO THE OTHER FINANCING AGREEMENTS, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN BORROWER AND SECURED PARTY.

      IN WITNESS WHEREOF, the Debtor and Secured Party, each by its duly authorized officer, have duly executed this Patent Security Agreement, as an instrument under seal, as of the date first set forth above.

                                   MACE SECURITY INTERNATIONAL, INC.


                                   By  /s/ Robert D. Norman
                                      -------------------------------
                                      Robert D. Norman
                                      President

                                   KEY BANK OF NEW YORK


                                   By: /s/ Michael D. Carroll
                                      ------------------------------
                                      Michael D. Carroll
                                      Vice President

STATE OF NEW YORK         )
                          ) ss.:
COUNTY OF ALBANY          )

      On this 31st of October, 1996, before me the subscriber personally appeared Robert D. Norman, who being by me duly sworn, did depose and say; that he resides at 160 Benmont Ave., Bennington, Vermont, that he is President of Mace Security International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/ Edward J. Trombly
                                   -------------------------------
                                   NOTARY PUBLIC

                                          EDWARD J. TROMBLY
                                   Notary Public, State of New York
                                      Qualified in Albany County
                                     Commission Expires 10/31/96

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF ALBANY         )

      On this 31st day of October, 1996, before me the subscriber personally appeared Michael D. Carroll, who being by me duly sworn, did depose and say; that he resides at Glenmont, New York, that he is a Vice President of Key Bank of New York, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/ Edward J. Trombly
                                   -------------------------------
                                   NOTARY PUBLIC

                                          EDWARD J. TROMBLY
                                   Notary Public, State of New York
                                      Qualified in Albany County
                                     Commission Expires 10/31/96

                                  Schedule "A"
                           MACE SECURITY INTERNATIONAL
                              PATENT STATUS REPORT
                                 MARCH 25, 1996

====================================================================================================================================
H&R FILE                 TITLE             COUNTRY   APP. NO.     FILING       PAT. NO.     REG            STATUS           NEXT
   NO.                                                             DATE                     DATE           AND/OR          ACTION
                                                                                                         NEXT ACTION      DUE DATE
====================================================================================================================================
0715.003       Door Brace                    USA    07/909,493    07/06/92                               Abandoned
------------------------------------------------------------------------------------------------------------------------------------
0715.012       Holder for Aerosol Can        USA    08/069,551    05/28/93    5,348,193    09/20/94      Pay 4th Maint.   03/20/1998
                                                                                                         Fee
------------------------------------------------------------------------------------------------------------------------------------
0715.017       Irritant Aerosol Spray        USA    634,288       07/25/84    4,582,288    04/15/86      Pay 12th Maint.  10/15/1997
                                                                                                         Fee
------------------------------------------------------------------------------------------------------------------------------------
0715.040       Home Security Protection Kit  USA    318,632       03/03/89    4,971,374    11/20/90      Pay 8th Main.    05/20/1998
                                                                                                         Fee
------------------------------------------------------------------------------------------------------------------------------------
0715.044       Foaming Oleoresin Capsicum    USA    08/388,681    02/15/95                               Pending;         04/22/1996
               Defense Spray                                                                             Respond to
                                                                                                         Office Action
====================================================================================================================================

                        TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

      THIS TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT dated as of October 31, 1996 made by MACE SECURITY INTERNATIONAL, INC., a Vermont corporation with an office for the transaction of business at 160 Benmont Avenue, Bennington, Vermont 02501 ("Borrower"), in favor of KEY BANK OF NEW YORK, a New York State banking corporation with an office for the transaction of business at 66 South Pearl Street, Albany, New York 12207 ("Secured Party").

                              W I T N E S S E T H:

      WHEREAS, Borrower and Secured Party are parties to a Loan Agreement dated on even date herewith (the "Agreement"), a Security Agreement dated on even date herewith (the "Security Agreement"), a Security Agreement And Assignment (Patent Collateral) dated on even date herewith (the "Patent Security Agreement"), a Line-Of-Credit Note in the amount of $1,250,000.00 (the "Facility 1 Note") dated on even date herewith and a Promissory Note in the amount of $750,000.00 dated on even date herewith (the "Term Note") and other documents dated as of the date hereof, and certain supplements, agreements and instruments entered into pursuant thereto (collectively, the "Financing Agreements"), pursuant to which Secured Party may, in its discretion, make certain loans and credit accommodations to Borrower; and

      WHEREAS, Secured Party's willingness to enter into the Financing Agreements and make the loans and credit accommodations available thereunder is subject to the condition, among others, that Borrower execute and deliver this Trademark Collateral Assignment and Security Agreement;

      NOW, THEREFORE, in consideration of the premises and for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of the Secured Party under the Agreement, Borrower hereby agrees for the benefit of Secured Party as follows:

      1. DEFINITIONS; RULES OF INTERPRETATION.

      1.1. All capitalized terms used herein shall have the respective meanings provided therefor in the Financing Agreements. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Agreement referred to below:

      "Associated Goodwill" shall mean all goodwill of the Borrower or its business, products and services appurtenant to, associated with or symbolized by the Trademarks and/or the use thereof.

      "Collateral" shall have the meanings ascribed to that term in the Financing Agreements.

      "Event of Default" shall have the meaning ascribed to such term in the Financing Agreements.

      "Obligations" shall mean the indebtedness set forth in the Facility 1 Note and the Term Note and in the Financing Agreements or in any modifications, renewals or replacements for any of the foregoing.

      "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other transfer or disposition of any right, interest, asset or property which constitutes Trademark Collateral, any value received as a consequence of the ownership, possession, or use of any Trademark Collateral, and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes Trademark Collateral.

      "PTO" shall mean the United States Patent and Trademark Office.

      "Related Assets" shall mean all assets, rights and interests of the Borrower which uniquely reflect or embody the Associated Goodwill, including but not limited to the following: all patents, inventions, copyrights, trade secrets, confidential information, formulae, algorithms, methods, processes, compounds, know-how, operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision, licensing and sale of goods or services under or in association with any of the Trademarks, and all books and records describing or used in connection with any or all of the foregoing; and the following documents and things in the possession or under the control of the Borrower, or subject to its demand for possession or control, related to the production, delivery, provision, licensing and sale by the Borrower, or any affiliate, licensee or contractor, of products or services sold by or under the authority of the Borrower in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:

            (i) All lists, contracts, ancillary documents and other. information which identify, describe or provide information with respect to any customers, dealers or distributors of the Borrower, its affiliates or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including but not limited to all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

            (ii) all agreements, product and service specification documents, technical specifications and information, and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision, licensing, and sale of products or services under or in connection with the Trademarks or Trademark Rights;

            (iii) all documents and agreements relating to the identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery, licensing and sale of products or services under or in connection with the Trademarks or Trademark Rights;

            (iv) all agreements and documents constituting or concerning the present or future current or proposed advertising and promotion by the Borrower (or any of its affiliates, licensees or contractors) of products or services provided, licensed or sold under or in connection with the Trademarks or Trademark Rights.

      "Trademark Security Agreement" shall mean this Trademark Collateral Assignment and Security Agreement, as it may be amended or supplemented from time to time.

      "Trademarks" shall mean all of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and/or other source and/or product or service identifiers, and general intangibles of like nature, used or associated with or appurtenant to the products, services and business or the Borrower, which (i) are set forth on Schedule A attached hereto, or (ii) have been adopted, acquired, owned, held or used by the Borrower and are now owned, held or used by the Borrower, in the Borrower's business, or with the Borrower's products and services, or in which the Borrower has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and/or used by the Borrower in the Borrower's business or with the Borrower's products and services, or in which the Borrower in the future acquires any right, title or interest.

      "Trademark Collateral" shall mean all of the Borrower's right, title and interest (to the extent Borrower has any such right, title or interest) in and to all of the Trademarks, the Trademark Registrations, the Trademark Rights, the Associated Goodwill, the Related Assets, and all additions, improvements and accessions to, substitutions for, replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing.

      "Trademark Registrations" shall mean all past, present or future federal, state, local and foreign registrations of the Trademarks (and all renewals and extensions of such registrations), all past, present and future applications for any such registrations of the Trademarks (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Borrower or the Secured Party, and to take any and all actions necessary or appropriate to maintain such registrations in effect and/or renew and extend such registrations.

      "Trademark Rights" shall mean any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including but not limited to the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Borrower or the Secured Party for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury.

      "Use" of any Trademark shall include all uses of such Trademark by, for or in connection with the Borrower or its business or for the direct or indirect benefit of the Borrower or its business, including but not limited to all such uses by the Borrower itself, by any of the affiliates of the Borrower, or by any licensee or contractor of the Borrower.

      1.2. UCC Terms. Unless otherwise defined herein or in the terms used in
Article 9 of the uniform Commercial Code of the State of New York are used herein as therein defined.

      2. GRANT OF SECURITY; COLLATERAL ASSIGNMENT.

      2.1. Grant of Security Interest. As collateral security for the complete and timely payment, performance and satisfaction of all Obligations, the Borrower hereby unconditionally grants to the Secured Party, a continuing security interest in and first priority lien on the Trademark Collateral, and pledges, mortgages and hypothecates (but does not transfer title to) the Trademark Collateral to the Secured Party.

      2.2. Collateral Assignment.

            (a) In addition to, and not by way of limitation of, the grant, pledge, mortgage and hypothecation of the Trademark Collateral provided in
Section 2.1, the Borrower hereby grants, assigns, transfers, conveys and sets over to the Secured Party, its entire right, title and interest in and to the Trademark Collateral; provided, however, that such grant, assignment, transfer and conveyance shall be and become of force and effect only upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Financing Agreements and Article 9 of the Uniform Commercial Code (including the transfer or other disposition of the Collateral by the Borrower to the Secured Party in lieu of foreclosure). The foregoing grant, assignment, transfer and conveyance shall be referred to from time to time herein as the "Section 2.2 Assignment."

            (b) The Borrower acknowledges and agrees that, upon the effectiveness of the Section 2.2 Assignment, the Secured Party shall have the cumulative rights in and to the Trademark Collateral as are provided in this Agreement and in the other Financing Agreements, and shall have the rights in and to the Collateral (other than the Trademark Collateral) as are provided in the other Financing Agreements.

            (c) The parties expressly acknowledge to the Secured Party and agree that on the date of this Agreement the Borrower delivered the Financing Agreements pursuant to which the Borrower unconditionally granted to the Secured Party, a continuing security interest in and first priority lien on the Collateral (including the Trademark Collateral). The Financing Agreements and all rights and interests of the Secured Party in and to the Collateral (including the Trademark Collateral) thereunder, are hereby ratified, confirmed, adopted and approved. In no event shall this Agreement, the Section 2.2 Assignment of the Trademark Collateral hereunder, or the recordation of this Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Financing Agreements, the security interest of the Secured Party in the Collateral (including the Trademark Collateral) pursuant to the Financing Agreements, the attachment and perfection of such security interest under the uniform Commercial Code, or the present or future rights and interests of the Secured Party in and to the Collateral under or in connection with the Financing Agreements, this Agreement and/or the Uniform Commercial Code. Any and all rights and interests of the Secured Party in and to the Trademark Collateral (and any and all obligations of the Borrower with respect to the Trademark Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Secured Party (and the obligations of the Borrower) in, to or with respect to the Collateral (including the Trademark Collateral) provided in or arising under or in connection with the other Financing Agreements.

      2.3. Effect of Section 2.2 Assignment. Upon the effectiveness of the
Section 2.2 Assignment, the Secured Party shall own the entire right, title and interest in and to the Trademark Collateral, free and clear of any lien, charge, encumbrance or claim of the Borrower or any other party (other than ownership and other rights reserved by owners of Licensed Trademarks or other Trademark Collateral licensed to the Borrower). Upon such effectiveness, in addition to all other rights and remedies of the Secured Party, whether under law, the Financing Agreements or otherwise (all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, without notice to or consent by the Borrower except as expressly provided otherwise herein), the Secured Party's rights and remedies with respect to the Trademark Collateral, shall include but not be limited to the following, without payment of royalty or compensation of any kind to the Borrower except as expressly provided otherwise herein:

            (a) The Secured Party may exercise, in respect of the Trademark Collateral, all the rights and remedies of a secured party upon default under the uniform Commercial Code (whether or not such Code applies to the affected Trademark Collateral).

            (b) The Secured Party may operate the business of the Borrower using the Trademark Collateral.

            (c) The Secured Party may, to the same extent that the Borrower has the right to do so immediately prior to the effectiveness of the Section 2.2 Assignment, license or sublicense, whether general, special or otherwise and whether on an exclusive or nonexclusive basis, any of the Trademark Collateral, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine.

            (d) The Secured Party may, in its discretion, file and record at Borrower's expense with the PTO, the Trademark Assignment attached hereto as Exhibit A.

            (e) The Secured Party may, to the extent permitted by law, in its sole discretion, without notice except as specified below, assign, sell or otherwise transfer or dispose of the Trademark Collateral or any part thereof, either with or without special or other conditions or stipulations, with power to buy the Trademark Collateral or any part of it in one or more portions at public or private sale, at any of the Secured Party's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of any of the Trademark Collateral. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Borrower or any party claiming through the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Borrower agrees that, to the extent notice of sale shall be required by law, at least five days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Trademark Collateral, if permitted by law, the Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase the Trademark Collateral or any portion thereof for the account of the Secured Party. The Secured Party shall not be obligated to make any sale of the Trademark Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was adjourned. The Borrower recognizes that the Secured Party may elect in its sole discretion to sell all or part of the Trademark Collateral to one or more purchasers in privately negotiated transactions. The Borrower hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Trademark Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Trademark Collateral to more than one offeree. The Secured Party shall also have the power to execute assurances, and do all other acts and things for completing the assignment, sale, transfer or disposition which the Secured Party, in its sole discretion, deems appropriate or proper.

            (f) In addition to the foregoing, in order to implement the assignment, sale, transfer or other disposition of any of the Trademark Collateral pursuant to Section 2.3 (e) hereof, the Secured Party may, pursuant to the authority granted in the power of attorney provided in Section 6 hereof (such authority becoming effective upon the occurrence and during the continuation of an Event of Default), execute and deliver on behalf of the Borrower one or more instruments of assignment of the Trademark Collateral, in form suitable for filing, recording or registration in any jurisdiction or country.

      2.4. Effect of Section 2.2 Assignment - Borrower's Obligations.

            (a) Upon the effectiveness of the Section 2.2 Assignment, the Borrower shall have no right, title or interest. in or to any of the Trademark Collateral, and the Borrower shall immediately cease and desist in the use of the Trademarks or any colorable imitation thereof, and shall, upon written demand of the Secured Party, deliver to the Secured Party (or the Secured Party's designee) all unused or unsold goods bearing the Trademarks.

            (b) In addition, upon the effectiveness of the Section 2.2 Assignment, upon the written demand of the Secured Party, the Borrower shall execute and deliver to the Secured Party an assignment or assignments of the Trademark Collateral and such other documents in addition to the Assignment attached hereto as Exhibit A, as are necessary or appropriate to carry out the intent and purposes of this Agreement; provided that the failure of the Borrower to comply with such demand will not impair or affect the validity of the Section
2.2 Assignment. The Borrower agrees that any such assignment (including a Section 2.2 Assignment) and/or any recording thereof shall be applied to reduce the obligations outstanding only to the extent that the Secured Party actually receives cash proceeds in respect of the assignment, sale or disposition of, or other realization upon, the Trademark Collateral.

            (c) In the event of any such license, assignment, sale, transfer or other disposition of the Trademark Collateral, or any of it, after the occurrence and during the continuation of an Event of Default, whether to or by the Secured Party, the Borrower shall supply to the Secured Party (or the Secured Party's designee) the Borrower's know-how and expertise relating to the products and services sold and provided under the Trademarks, and other records relating to the Trademark Collateral and to the production, marketing, delivery and sale of said products and services. Without limiting the generality of the foregoing, within five Business Days of written notice thereof from the Secured Party, the Borrower shall make available to the Secured Party, such personnel in the Borrower's employ on the date of the Event of Default as the Secured Party may reasonably designate, by name, title or job responsibility, to permit the Borrower (or if the Secured Party so elects, the Secured Party or the Secured Party's designee) to continue, directly or indirectly, to manufacture, produce, supply, advertise, provide, license, sell and deliver the products or services sold by the Borrower under the Trademarks, such persons to be available to perform their prior functions on the Secured Party's behalf and, if the Secured Party so elects to utilize their services, to be compensated by the Secured Party on a per diem, pro rata basis consistent with the wages and salary structure applicable to each as of the date of such Event of Default.

      2.5. No Obligations of Secured Party. Nothing herein contained shall be construed as obligating the Secured Party to take any of the foregoing actions at any time.

      2.6. Costs and Application of Proceeds. The Borrower agrees to pay when due all reasonable costs incurred in any license, assignment, sale, transfer or other disposition of all or any portion of the Trademark Collateral to or by the Secured Party, including any taxes, fees and reasonable attorneys fees, and all such costs shall be added to the Obligations. The Secured Party may apply the Proceeds actually received from any such license, assignment, sale, transfer, other disposition or other collection or realization, to the reasonable out-of-pocket costs and expenses thereof, including, without limitation, reasonable attorneys fees and all reasonable legal, travel and other expenses which may be incurred or paid by the Secured Party in protecting or enforcing its rights upon or under this Agreement, the Trademark Collateral, the Collateral or the Obligations, and any proceeds remaining shall be held by the Secured Party as collateral for, and/or then or at any time thereafter applied to the Obligations, in accordance with the Financing Agreements; and the Borrower shall remain liable and will pay the Secured Party on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the obligations and the balance of any expenses unpaid. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

      2.7. License. In addition to, and not by way of limitation of, all other rights of the Secured Party and obligations of the Borrower pursuant to this Agreement and the other Financing Agreements, upon the effectuation of a Section
2.2 Assignment, the Secured Party shall hold an exclusive fully paid-up, irrevocable and perpetual, worldwide right and license to make use, practice and sell (or license or otherwise transfer to third persons) the Trademark Collateral, for the exclusive purpose of (and to the extent necessary and sufficient for) the full and complete enjoyment and exercise of and realization upon the rights, remedies and interests of the Secured Party pursuant to this Agreement and the other Financing Agreements.

      3. REPRESENTATIONS AND WARRANTIES.

      3.1. Schedules of Trademarks. Set forth on Schedule A hereto is a true and complete list of all present Trademarks and Trademark Registrations of the Borrower. All licenses and other agreements applicable to the Trademarks are the valid and binding obligations of all of the parties thereto, enforceable against each of such parties in accordance with their respective terms (provided that, with respect to any such parties other than the Borrower and its affiliates, such representation and warranty is made to the best of the Borrower's knowledge and belief).

      3.2. Title. The Borrower is and will continue to be the sole and exclusive owner of the entire legal and beneficial right, title and interest in and to the Trademarks (except for licenses and rights granted in the ordinary course of business) and sufficient Trademark Collateral to preserve the Borrower's rights in its Trademarks, free and clear of any lien, charge, security interest or other encumbrance, except for the security interest and conditional assignment created by this Agreement and the other Financing Agreements, and except for liens and encumbrances explicitly permitted pursuant to the Financing Agreements. To the extent deemed necessary or appropriate by the Borrower in its reasonable business judgment, the

Borrower will defend its right, title and interests in and to the Trademarks and the Trademark Collateral against any and all claims of any third parties.

      3.3. Validity and Enforceability. The Trademarks and the Trademark Registrations and Trademark Rights related thereto are subsisting, and have not been adjudged invalid or unenforceable; to the best of the Borrower's knowledge and belief, all of the Trademarks and the Trademark Registrations and Trademark Rights related thereto are valid and enforceable; the Borrower has not received any written claim by any third party that any of the Trademarks and the Trademark Registrations and Trademark Rights related thereto are invalid or unenforceable.

      3.4. Exclusive Right to Use. To the best of the Borrower's knowledge and belief, the Borrower has, and shall continue to have, the exclusive right to use all the Trademarks in the manner in which they are now used, with the goods and services with which they are now used (and, in the case of registered Trademarks, for which they are registered), and throughout the geographic areas in which they are now used (and, in the case of registered Trademarks, throughout the jurisdictions in which they are registered), free and clear of any liens, charges, encumbrances, claims or rights of any third party, or restrictions on the rights of the Borrower to protect or enforce any of its Trademark Rights against any third party.

      3.5. No Financing Statements Etc. There is not on file in any governmental or regulatory authority, agency or recording office, in the United States or to the Borrower's knowledge in any foreign country, any effective financing statement, security agreement, assignment, license or transfer or notice of any of the foregoing (other than those that have been filed in favor of the Secured Party) covering any of the Trademark Collateral, and the Borrower is not aware of any such filing, other than those for which duly executed termination statements have been delivered to the Secured Party. So long as this Agreement shall be in effect, the Borrower shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except financing statements or other documents or instruments filed or to be filed in favor of the Secured Party).

      3.6. No Claims or Proceedings. No claim has been made that the Borrower's use of any of the Trademarks does or may violate the rights of any third party. There has been no decision adverse to the Borrower's claim of ownership rights in or exclusive rights to use the Trademarks or any material part of the Trademark Collateral associated therewith, or to its right to use and register the Trademarks in any jurisdiction or to keep and maintain such registrations in full force and effect, and there is no proceeding involving said rights threatened or pending in the PTO or any similar office or agency of the United States, any state or foreign country or in any court.

      3.7. Notice of Adverse Developments. The Borrower shall promptly notify the Secured Party of the institution of and any final adverse decision (after exhausting all appeals) in any proceeding in the PTO or any similar office or agency of the United States or any state or any foreign country, or the institution of or any adverse judgment in any proceeding in any court, regarding the Borrower's claim of ownership in any of the Trademarks, or any material part of the related Trademark Collateral, its right to register any of the same, or to keep and maintain any such registration. Notwithstanding the foregoing, the Borrower shall not be obligated to notify the Secured Party of adverse decisions during the course of prosecuting trademark registration applications.

      3.8. After-Acquired Trademark Collateral. The Borrower agrees that, upon its commencement of use of or acquisition of any right, title or interest in or to any Trademark, Trademark Registration or Trademark Right other than the Trademarks, Trademark Registrations and Trademark Rights set forth on Schedule A hereto (including any variations or new versions of such scheduled Trademarks, Trademark Registrations and Trademark Rights), or upon commencement of use of any Trademark with (or the addition to any Trademark Registration of) any new class of goods or services, the provisions of this Agreement shall automatically apply thereto. The Secured Party shall be authorized to amend Schedule A, as appropriate, to include such additional Trademarks, Trademark Registrations and Trademark Rights, without the necessity for the Borrower's approval of or signature to such amendment, and the Borrower shall do all such other acts (at its own expense) deemed necessary or appropriate by the Secured Party to implement, preserve the Secured Party's interest therein (including but not limited to executing and delivering, and recording in all places where this Agreement or notice hereof is recorded, an appropriate counterpart of this Agreement). Such additional Trademarks, Trademark Registrations and Trademark Rights shall be automatically included in the "Trademarks," "Trademark Registrations" and "Trademark Rights" as defined herein. No less frequently than once each calendar year or upon the request of the Secured Party, the Borrower shall' provide to the Secured Party a new Schedule A which shall amend, supplement or otherwise modify and update the prior Schedule to the then current date, and such updated Schedule A shall automatically be deemed to be a part of this Agreement.

      3.9. Maintenance of Trademark Collateral. The Borrower shall take any and all such actions (including but not limited to institution and maintenance of suits, proceedings or actions) as may be deemed necessary or appropriate by the Borrower in its reasonable business judgment to properly maintain, protect, preserve, care for and enforce the Trademarks and the Trademark Registrations, Trademark Rights and Associated Goodwill relating thereto and sufficient Related Assets to preserve the Borrower's rights in the Trademarks. Without limiting the generality of the foregoing, the Borrower shall pay when due all fees, taxes and other expenses which shall be incurred or which shall accrue with respect to any of such Trademark Collateral as may be deemed necessary or appropriate by the Borrower in its reasonable business judgment to preserve the Trademarks.

      3.10. Manner of Use of Trademarks. The Borrower shall continue to use the Trademarks in its business in the same or similar manner as it has in the past, for registered Trademarks shall continue to use each Trademark in each jurisdiction of registration (and in interstate commerce for federally registered Trademarks in each and every class of goods or services for which it is registered), and in general shall continue to use the Trademarks in each and every class of goods and services applicable to the Borrower's current use of the Trademarks in its business as reflected in its current catalogs, brochures, advertising and price lists, all in order to maintain the Trademarks in full force, free from any claim or risk of abandonment for non-use. Notwithstanding the foregoing provisions of this Section or any other provision of this Agreement, the Borrower shall have the right to discontinue use or prosecution of any registration application, in whole or in part of any Trademark, Trademark Registration, or Trademark Right where such discontinuance is deemed necessary or desirable by the Borrower in the exercise of its reasonable business judgment.

      3.11. Consistent Quality Standards. In order to protect and maintain the Trademark Collateral, and to prevent any deception of the public, the Borrower shall operate its business and use the Trademarks in accordance with the same requirements and quality standards as in the past have been and now are applicable to its goods and services, and shall maintain the quality of all such goods and services, sold or provided under or in connection with the Trademarks commensurate with the quality of the business, goods and services now and previously associated with the Trademarks.

      3.12. Trademark Symbols and Notices. The Borrower has in the past used, and shall in the future use, the Trademarks with the statutory and other appropriate symbols, notices or legends of the registrations and ownership thereof consistent with past practice or as deemed necessary or appropriate by the Borrower in its reasonable judgment.

      3.13. No Conflicting Agreements. The Borrower shall not take any actions or enter into any agreements, including but not limited to any agreements for the assignment, sale, transfer, license, disposition, grant of any interest in or encumbrance of any of the Trademark Collateral, which are inconsistent with or would or might impair in any way the Borrower's representations, warranties and covenants herein, without the prior written consent of the Secured Party (which consent shall not be unreasonably withheld or delayed); provided, however, that, notwithstanding any other provision of this Agreement, so long as no Event of Default shall have occurred and be continuing, the Borrower may license or dispose of the Trademark Collateral in any lawful manner that is in the ordinary course of its business and is not inconsistent with the provisions of this Agreement, or the other Financing Agreements. Without limiting the generality of the foregoing, the Borrower shall not permit the inclusion in any agreement to which it becomes a party of any provision which could or might in any way impair or prevent the creation of a security interest in or the conditional assignment of the Borrower's rights and interests in any property of material value acquired under such agreement which is included within the definition of Trademark Collateral.

      3.14. No Abandonment. The Borrower shall not abandon any of the Trademarks, Trademark Registrations or Trademark Rights, nor do any act nor omit to do any act if such act or omission is of a character that tends to cause or contribute to the abandonment of any Trademark, Trademark Registration or Trademark Right or loss of or adverse effect on any rights in any Trademark, Trademark Registration or Trademark Right. Prohibited acts of the Borrower shall include but not be limited to "assignments in gross" of any Trademark or the license of any Trademark without both appropriate contractual use and quality control provisions and proper monitoring, supervision and enforcement by the Borrower of the quality of the licensed goods or services.

      3.15. Protection of Distinctiveness. The Borrower shall take all necessary and appropriate actions to insure that none of the Trademarks shall become generic or merely descriptive.

      3.16. Enforcement of Licenses. The Borrower shall do all things as may be deemed necessary or appropriate by the Borrower in its reasonable business judgment to insure that each licensee of any Trademark, in its use of the Trademarks in its business, shall (i) comply fully with all applicable license agreements and (ii) satisfy and perform all the same standards and obligations set forth herein (with respect to the Borrower's use of the Trademarks) as fully as though such standards and obligations were set forth with respect to such Licensee' a use of the Trademarks.

      3.17. No Infringements. To the best of the Borrower's' knowledge and belief, there is at present no material infringement or unauthorized or improper use of the Trademarks or the Trademark Registrations or the Trademark Rights related thereto. The Borrower shall use commercially reasonable efforts to detect any such infringement or unauthorized or improper use. In the event any such infringement or unauthorized or improper use by any third party has been reasonably established by the Borrower, the Borrower shall promptly notify the Secured Party and shall have the right to sue and recover therefor and to retain any and all damage so recovered or obtained. In the event the Borrower fails so to sue or bring legal action, the Borrower shall notify the Secured Party within sixty (60) days after the date of original notice to the Secured Party.

      4. RIGHTS OF AND LIMITATIONS ON SECURED PARTY. It is expressly agreed by Borrower that Borrower shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it relating to the Trademark. Secured Party shall not have any collateral obligation or liability under or in relation to the Trademark Collateral by reason of, or arising out of, this Trademark Security Agreement and Secured Party's rights hereunder, or the assignment by Borrower to Secured Party of, or the receipt by Secured Party of, any payment relating to any Trademarks, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Borrower relating to the Trademark Collateral or be collateral liable to any party on account of Borrower a use of the Trademark Collateral, and Borrower will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage (including reasonable attorneys fees and expenses) suffered in connection with such obligations or use or suffered in connection with any suit, proceeding or action brought by Secured Party in connection with any Trademark Collateral.

      5. PRESERVATION OF TRADEMARK COLLATERAL; COOPERATION OF BORROWER. Without limiting the obligations of Borrower under the Agreement, Borrower shall take such actions as are necessary to preserve and maintain its rights in and to the Trademark Collateral. Upon the request of Secured Party, Borrower shall execute, acknowledge and deliver all documents and instruments and take such other actions, including without limitation testifying in any legal or administrative proceedings, as may be necessary or desirable to preserve or enforce Borrower's rights in and to the Trademark Collateral or to accomplish the purposes of this Trademark Security Agreement or the Financing Agreements.

      6. SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

      6.1. Appointment of Secured Party. Borrower hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Trademark Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Trademark Security Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right, on behalf of Borrower upon and during the continuance of an Event of Default, without notice to or assent by Borrower to do the following:

            (a) to apply for and prosecute any applications for recording or registrations of any Trademark Collateral, and to file any affidavits or other documents necessary or desirable to preserve, maintain or renew any such registrations;

            (b) to assign, sell or otherwise dispose of all or any part of Borrower's right, title and interest in and to the Trademark Collateral, including without limitation the Trademarks listed on Schedule A, and all registrations and recordings thereof and pending applications therefor;

            (c) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Trademark; to defend any suit, action or proceeding brought against Borrower with respect to any Trademark Collateral; to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;

            (d) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Trademarks as fully and completely as though Secured Party were the absolute owner thereof for all purposes;

            (e) to do, at Secured Party's option and Borrower's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Trademark Collateral and Secured Party's security interests therein, in order to effect the intent of this Trademark Security Agreement; and

            (f) to execute any and all documents, statements, certificates or other writings necessary or advisable in order to effect the purposes described above as Secured Party may in its sole discretion determine.

      Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

      6.2. No Duty or Obligation. The powers conferred on Secured Party hereunder are solely to protect the interests of Secured Party in the Trademark Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its own willful misconduct taken or omitted in bad faith.

      7. PERFORMANCE BY SECURED PARTY OF BORROWER'S OBLIGATIONS,
INDEMNIFICATION.

      7.1. Secured Party's Actions. If Borrower fails to perform or comply with any of its agreements contained herein and Secured Party, as provided for by the terms of this Trademark Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Secured Party incurred in connection with such performance or compliance shall be paid by Borrower on demand and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the same rate as the Obligations under the Financing Agreements.

      7.2. Indemnification. The Borrower shall indemnify and hold harmless the Secured Party from and against, and shall pay to the Secured Party on demand, any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities of any kind or nature (except those resulting from the Secured Party's gross negligence or willful misconduct) arising in any way out of or in connection with this Trademark Security Agreement, the Trademark Collateral, custody, preservation, use, operation, sale, license (or other transfer or disposition) of the Trademark Collateral, any alleged infringement of the intellectual property rights of any third party, the production, marketing, delivery and sale of the goods and services provided under or in connection with any of the Trademarks or the Trademark Collateral, the sale of, collection from or other realization upon any of the Trademark Collateral, the failure of the Borrower to perform or observe any of the provisions hereof, or matters relating to any of the foregoing. The Borrower shall also indemnify and hold harmless the Secured Party from and against any and all claims, actions, suits, judgments, penalties, losses, damages, costs, disbursements, expenses, obligations or liabilities arising out of or in connection with any fault, negligence, act or omission of the Borrower (regardless of whether such fault, negligence, act or omission occurred or occurs prior to or after such effectiveness). The Borrower shall make no claim against the Secured Party for or in connection with the exercise or enforcement by the Secured Party of any right or remedy granted to it hereunder, or any action taken or omitted to be taken by the Secured Party hereunder (except for the gross negligence or willful misconduct of the Secured Party).

      8. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:

            (a) Borrower's failure to pay any amount on the date or in the manner required hereunder;

            (b) Borrower's default in the due performance or observance of any other covenant, condition or provision to be performed or observed by it hereunder;

            (c) The occurrence of an Event of Default under any of the Financing Agreements.

      9. REMEDIES, RIGHTS UPON DEFAULT. If an Event of Default occurs and is continuing:

            (a) Secured Party may exercise for the benefit of Secured Party, in addition to all other rights and remedies granted in the Agreement, in this Trademark Security Agreement, and in any other Financing Agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC.

            (b) To the extent that it may lawfully do so, Borrower agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Trademarks or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Trademark Security Agreement or the Obligations and hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to Secured Party in this Trademark Security Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

            (c) Borrower shall be responsible for any and all expenses, including reasonable attorneys' fees and expenses, incurred or paid by Secured Party in protecting or enforcing any rights of Secured Party hereunder. Secured Party shall also have the right to pay all other sums deemed necessary or desirable by it for the preservation and protection of the Trademarks, or for the realization thereupon, including taxes, insurance, application and renewal fees, and any other fees or costs. All such sums so paid by Secured Party shall be "Obligations" within the meaning of this Trademark Security Agreement, due upon demand.

      10. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or on Borrower or Secured Party shall be in writing (including teletransmissions), and shall be given or made, as provided in the Financing Agreements.

      11. SEVERABILITY. Any provision herein that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      12. No WAIVER OF RIGHTS. No failure to exercise nor any delay in exercising, on the part of Secured Party, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege operate as a waiver of any further or complete exercise thereof. No waiver shall be effective unless in writing. No waiver or condonation of any breach on one occasion shall be deemed a waiver or condonation on any other occasion.

      13. CUMULATIVE REMEDIES. This Trademark Security Agreement and the obligations of Borrower hereunder are in addition to and not in substitution for any other obligations or security interests now or hereafter held by Secured Party and shall not operate as a merger of any contract or debt or suspend the fulfillment of or affect the rights, remedies, powers, or privileges of Secured Party in respect of any obligation or other security interest held by it for the fulfillment thereof. The rights and remedies provided hereunder are cumulative and not exclusive of any other rights or remedies provided by law or under the Agreement.

      14. SPECIFIC ENFORCEMENT. Due to the unique nature of the Trademark Collateral, and in order to preserve its value, the Borrower agrees that the Borrower's agreements, duties and obligations under this Trademark Security Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

      15. SUCCESSORS. This Trademark Security Agreement shall be binding upon and inure to the benefit of Borrower, Secured Party and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of Secured Party. Secured Party may from time to time assign its rights and delegate its obligations, in which event Borrower shall only have recourse to the assignee for the performance of Secured Party's obligations that have been so delegated.

      16. GOVERNING LAW. This Trademark Security Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      17. COUNTERPARTS. This Trademark Security Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      18. DESCRIPTIVE HEADINGS. The captions in this Trademark Security Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

      IN WITNESS WHEREOF, Borrower has caused this Trademark Security Agreement to be executed by its duly authorized officer as of the date first written above.

                                       MACE SECURITY INTERNATIONAL, INC.


                                       By /s/ Robert D. Norman
                                         ---------------------------------
                                         Robert D. Norman
                                         President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF ALBANY   )

      On this 31 day of October, 1996, before me the subscriber personally appeared Robert D. Norman who being by me duly sworn, did depose and say; that he resides at 160 Benmont Avenue, Bennington, VT., that he is President of Mace Security International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/ Edward J. Trombly
                                   -------------------------------
                                   NOTARY PUBLIC

                                          EDWARD J. TROMBLY
                                   Notary Public, State of New York
                                      Qualified in Albany County
                                     Commission Expires 10/31/96

====================================================================================================================================
H&R FILE              TRADEMARK            COUNTRY    CL           GOODS
====================================================================================================================================
0715.001       SCREECHER                      USA      9      Sonic horn used for personal protection
------------------------------------------------------------------------------------------------------------------------------------
0715.004       SLAM                           USA      13     Chemical Aerosol Irritant
------------------------------------------------------------------------------------------------------------------------------------
0715.005       PEST AWAY                      USA      5      Animal Repellant Sprays
------------------------------------------------------------------------------------------------------------------------------------
0715.006       VIPER                          USA      13     Chemical Aerosol Irritant
------------------------------------------------------------------------------------------------------------------------------------
0715.008       MUZZLE                         USA      13     Chemical Aerosol Irritant
------------------------------------------------------------------------------------------------------------------------------------
0715.010       PEPPERGARD                     USA      13     Chemical Aerosol Irritant
------------------------------------------------------------------------------------------------------------------------------------
0715.014       SLAM (Intent to Use)           USA      1      Chemical Aerosol Irritant
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
H&R FILE       SERIAL NO.    FILING        REG. NO.     REG.          STATUS AND/OR
                              DATE                      DATE           NEXT ACTION
====================================================================================================================================
0715.001       74/175,968    06/14/91     1,756,068    03/02/93      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.004       74/155,863                                            Abandoned
------------------------------------------------------------------------------------------------------------------------------------
0715.005       74/234,868    01/03/92                                Abandoned
------------------------------------------------------------------------------------------------------------------------------------
0715.006       74/155,864    04/10/91     1,816,395    01/11/94      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.008       74/155,862    04/10/91     1,728,582    10/27/92      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.010       74/148,810    03/18/91     1,734,010    11/17/92      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.014       74/400,271    06/11/93                                Pending; Received Examiner's Amendment on 01/19/96 to
                                                                     reclassify the goods
------------------------------------------------------------------------------------------------------------------------------------

=================================================
H&R FILE         NEXT ACTION DUE DATE
=================================================
0715.001       Between 03/02/1998 and 03/02/1999
-------------------------------------------------
0715.004
-------------------------------------------------
0715.005
-------------------------------------------------
0715.006       Between 01/11/1999 and 01/11/2000
-------------------------------------------------
0715.008       Between 10/27/1997 and 10/27/1998
-------------------------------------------------
0715.010       Between 11/17/1997 and 11/17/1998
-------------------------------------------------
0715.014
-------------------------------------------------

====================================================================================================================================
H&R FILE              TRADEMARK            COUNTRY    CL           GOODS
====================================================================================================================================
0715.024       MACE (Intent to Use)           USA      18     Holsters
------------------------------------------------------------------------------------------------------------------------------------
0715.025       MACE                           USA      6      Locking Devices
------------------------------------------------------------------------------------------------------------------------------------
0715.026       MACE (Intent to Use)           USA      9      Sonic Alarms
------------------------------------------------------------------------------------------------------------------------------------
0715.027       MACE                           USA      13     Defense Spray
------------------------------------------------------------------------------------------------------------------------------------
0715.031       MACE                           USA      13     Volatile Liquid Preparations for Temporarily Incapacitating Persons
------------------------------------------------------------------------------------------------------------------------------------
0715.032       PEPPER MACE                    USA      13     Non-explosive Defensive Weapons...
------------------------------------------------------------------------------------------------------------------------------------
0715.033       CHEMICAL MACE                  USA      13     Non-explosive Defensive Weapons...
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
H&R FILE       SERIAL NO.    FILING        REG. NO.     REG.          STATUS AND/OR
                              DATE                      DATE           NEXT ACTION
====================================================================================================================================
0715.024       74/535,088    06/07/94                                File Statement of Use
------------------------------------------------------------------------------------------------------------------------------------
0715.025       74/535,089    06/07/94     1,967,364    04/09/96      Pending; Statement of Use accepted on 02/29/96; Registration to issue in due course
------------------------------------------------------------------------------------------------------------------------------------
0715.026       74/534,476    06/07/94                                File Statement of Use
------------------------------------------------------------------------------------------------------------------------------------
0715.027       74/541,060    06/22/94     1,909,927    08/08/95      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.031       72/291,549    02/21/68       888,911    04/07/70      File Renewal
------------------------------------------------------------------------------------------------------------------------------------
0715.032       74/093,929    08/31/90     1,656,201    09/10/91      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.033       73/732,824    06/06/88     1,609,015    08/07/90      File Section 8 & 15; To be abandoned
------------------------------------------------------------------------------------------------------------------------------------

=================================================
H&R FILE         NEXT ACTION DUE DATE
=================================================
0715.024       06/12/1996
-------------------------------------------------
0715.025       Between 4/9/01 and 4/9/02
-------------------------------------------------
0715.026       06/12/1996
-------------------------------------------------
0715.027       Between 08/08/2000 and 08/08/2001
-------------------------------------------------
0715.031       04/07/2000
-------------------------------------------------
0715.032       Between 09/10/1996 and 09/10/1997
-------------------------------------------------
0715.033       Between 08/07/1995 and 08/07/1996
-------------------------------------------------

====================================================================================================================================
H&R FILE              TRADEMARK            COUNTRY    CL           GOODS
====================================================================================================================================
0715.034       MACE...JUST IN CASE            USA      13     Irritant Spray
------------------------------------------------------------------------------------------------------------------------------------
0715.035       ...JUST IN CASE                USA      13     Irritant Spray
------------------------------------------------------------------------------------------------------------------------------------
0715.037       MACE                           MEXICO   13     Protection Weapons for Self-Defense
------------------------------------------------------------------------------------------------------------------------------------
0715.038       THE BIG JAMMER                 USA      6      Portable Door Security Braces
------------------------------------------------------------------------------------------------------------------------------------
0715.039       COMMON SENSE SECURITY          USA      6      Security Devices
------------------------------------------------------------------------------------------------------------------------------------
0715.042       MSI & (DESIGN)                 USA      6      Door & Window Locking Devices; Sonic Alarms; Irritant Spray
                                                       9
                                                       13
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
H&R FILE       SERIAL NO.    FILING        REG. NO.     REG.          STATUS AND/OR
                              DATE                      DATE           NEXT ACTION
====================================================================================================================================

0715.034       74/278,438    05/26/92     1,747,030    01/19/93      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.035       74/278,437    05/26/92     1,747,029    01/19/93      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.037       220813        01/02/95                                Pending; Mexican associate filed Response on 10/06/95
------------------------------------------------------------------------------------------------------------------------------------
0715.038       73/838,031    11/09/89     1,623,265    11/20/90      File Section 8 & 15; Currently preparing Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.039       72/780,230    02/13/89     1,583,311    02/20/90      Abandoned on 02/20/96 for failure to file Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------
0715.042       74/273,735    05/11/92     1,778,643    06/29/93      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------

=================================================
H&R FILE         NEXT ACTION DUE DATE
=================================================
0715.034       Between 01/19/1998 and 01/19/1999
-------------------------------------------------
0715.035       Between 01/19/1998 and 01/19/1999
-------------------------------------------------
0715.037
-------------------------------------------------
0715.038       Between 11/20/1995 and 11/20/1996
-------------------------------------------------
0715.039
-------------------------------------------------
0715.042       Between 06/29/1998 and 06/29/1999
-------------------------------------------------

====================================================================================================================================
H&R FILE              TRADEMARK            COUNTRY      CL           GOODS
====================================================================================================================================
0715.046       PEPPER FOAM                    USA        1      Irritant Spray
------------------------------------------------------------------------------------------------------------------------------------
0715.047       PEST AWAY                      USA        5      Animal Repellant Spray
------------------------------------------------------------------------------------------------------------------------------------
0715.048       MUZZLE                         CANADA     13     Chemical Aerosol Irritant
------------------------------------------------------------------------------------------------------------------------------------
0715.049       KINDERGARD                     JAPAN      13     Safety Latches for Cabinets and Drawers
------------------------------------------------------------------------------------------------------------------------------------
0715.050       KINDERGARD                     GERMANY           Safety Latches for Cabinets and Drawers
------------------------------------------------------------------------------------------------------------------------------------
0715.051       KINDERGARD                     AUSTRALIA  6      Safety Latches for Cabinets and Drawers
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
H&R FILE       SERIAL NO.    FILING        REG. NO.     REG.          STATUS AND/OR
                              DATE                      DATE           NEXT ACTION
====================================================================================================================================
0715.046       74/598,701    11/14/94                                Pending; Filed Request for Reconsideration and Notice of Appeal
                                                                     on 03/05/96
------------------------------------------------------------------------------------------------------------------------------------
0715.047       74/598,518    11/14/94                                Abandoned
------------------------------------------------------------------------------------------------------------------------------------
0715.048       776,747       03/01/95                                Pending; Application approved and to be published in Canadian
                                                                     Trade Marks Journal
------------------------------------------------------------------------------------------------------------------------------------
0715.049                                  2,076,145    09/30/88      File Renewal Letter dated 05/22/95 from R. Galt indicates
                                                                     intent to abandon
------------------------------------------------------------------------------------------------------------------------------------
0715.050                                    950,548    10/25/76      Abandoned
------------------------------------------------------------------------------------------------------------------------------------
0715.051       287,421       05/20/75      B287,421    05/20/75      File Renewal; Letter dated 05/22/95 from R. Galt indicates intent to abandon
------------------------------------------------------------------------------------------------------------------------------------

=================================================
H&R FILE         NEXT ACTION DUE DATE
=================================================
0715.046
-------------------------------------------------
0715.047
-------------------------------------------------
0715.048
-------------------------------------------------
0715.049       06/30/1998
-------------------------------------------------
0715.050
-------------------------------------------------
0715.051       05/20/1996
-------------------------------------------------

====================================================================================================================================
H&R FILE              TRADEMARK            COUNTRY    CL           GOODS
====================================================================================================================================
0715.052       KINDERGARD                     USA      6      Safety Latches for Cabinets and Drawers
                                                       9
                                                       20
------------------------------------------------------------------------------------------------------------------------------------
0715.053       KINDERGARD                     BENELUX  6      Safety Latches for Cabinets and Drawers
------------------------------------------------------------------------------------------------------------------------------------
0715.054       KINDERGARD                     UNITED   6      Safety Latches for Cabinets and Drawers
                                              KINGDON
------------------------------------------------------------------------------------------------------------------------------------
0715.056       CHEMICAL MACE                  MEXICO   6      (No description)
------------------------------------------------------------------------------------------------------------------------------------
0175.057       MPG                            USA      13     Personal Control Devices
------------------------------------------------------------------------------------------------------------------------------------
0715.058       FERRET                         USA      13     Barricade Penetrating Cartridges Containing Liquid Irritant
------------------------------------------------------------------------------------------------------------------------------------
0715.059       FERRET (LOGO)                  USA      13     Barricade Penetrating Cartridges Containing Liquid Irritant
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
H&R FILE       SERIAL NO.    FILING        REG. NO.     REG.          STATUS AND/OR
                              DATE                      DATE           NEXT ACTION
====================================================================================================================================
0715.052       73/693,983    11/02/87     1,537,901    05/09/89      File Renewal
------------------------------------------------------------------------------------------------------------------------------------
0715.053       608,749       05/23/75       333,441    05/23/75      Abandoned
------------------------------------------------------------------------------------------------------------------------------------
0715.054       104960                      B1047860    01/11/75      File Renewal;  Letter dated 05/22/95 from R. Galt indicates intent to abandon
------------------------------------------------------------------------------------------------------------------------------------
0715.056                                    243,411                  Abandoned
------------------------------------------------------------------------------------------------------------------------------------
0175.057       72,450,931    03/09/73     1,007,534    03/25/75      Expired for failure to renew
------------------------------------------------------------------------------------------------------------------------------------
0715.058       74/734,622    09/26/95                                Pending; application replaces earlier registration not renewed
------------------------------------------------------------------------------------------------------------------------------------
0715.059       74/734,506    09/26/95                                Pending;  application replaces earlier registration not renewed
------------------------------------------------------------------------------------------------------------------------------------

=================================================
H&R FILE         NEXT ACTION DUE DATE
=================================================
0715.052       05/09/2009
-------------------------------------------------
0715.053
-------------------------------------------------
0715.054       06/11/96
-------------------------------------------------
0715.056
-------------------------------------------------
0175.057
-------------------------------------------------
0715.058
-------------------------------------------------
0715.059
-------------------------------------------------

====================================================================================================================================
H&R FILE              TRADEMARK            COUNTRY    CL           GOODS
====================================================================================================================================
0715.060       FERRET (DESIGN)                USA      13     Barricade Penetrating Cartridges Containing Liquid Irritant
------------------------------------------------------------------------------------------------------------------------------------
0715.061       FERRET (DESIGN & LOGO)         USA      13     Barricade Penetrating Cartridges Containing Liquid Irritant
------------------------------------------------------------------------------------------------------------------------------------
0715.062       GUARD                          USA      9      Property Protection System
------------------------------------------------------------------------------------------------------------------------------------
0715.063       TG GUARD                       USA      9      Property Protection System
------------------------------------------------------------------------------------------------------------------------------------
0715.064       TRIPLE-CHASER                  USA      13     Tear Gas Grenades
------------------------------------------------------------------------------------------------------------------------------------
0715.065       MINI STREAMER                  USA      13     Liquid Tear Gas Repeaters
------------------------------------------------------------------------------------------------------------------------------------
0715.066       LOGO (SHIELD)                  USA      13     Law Enforcement Equipment
------------------------------------------------------------------------------------------------------------------------------------
0715.067       SKAT SHELL                     USA      13     Tear Gas Dispersing
------------------------------------------------------------------------------------------------------------------------------------
0715.068       FEDERAL LABORATORIES           USA      13     Riot Control Products
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
H&R FILE       SERIAL NO.    FILING        REG. NO.     REG.          STATUS AND/OR
                              DATE                      DATE           NEXT ACTION
====================================================================================================================================
0715.060       74/734,604    09/26/95                                Pending;  application replaces earlier registration not renewed
------------------------------------------------------------------------------------------------------------------------------------
0715.061       74/734,507    09/26/95                                Pending; application replaces earlier registration not renewed
------------------------------------------------------------------------------------------------------------------------------------
0715.062       72/450,802    03/08/73     1,008,128    04/01/75      Expired for failure to renew
------------------------------------------------------------------------------------------------------------------------------------
0715.063       72/450,801    03/08/73     1,008,127    04/01/75      Expired for failure to renew
------------------------------------------------------------------------------------------------------------------------------------
0715.064       72/302,397    07/10/68       864,805    02/18/69      File Renewal
------------------------------------------------------------------------------------------------------------------------------------
0715.065       72/302,396    07/10/68       877,271    09/23/69      File Renewal
------------------------------------------------------------------------------------------------------------------------------------
0715.066       72/302,402    07/10/68       904,554    12/22/70      File Renewal
------------------------------------------------------------------------------------------------------------------------------------
0715.067       72/415,970    02/18/72       957,550    04/24/73      File Renewal
------------------------------------------------------------------------------------------------------------------------------------
0715.068       74/210,230    10/04/91     1,725,445    10/20/92      File Section 8 & 15
------------------------------------------------------------------------------------------------------------------------------------

=================================================
H&R FILE         NEXT ACTION DUE DATE
=================================================
0715.060
-------------------------------------------------
0715.061
-------------------------------------------------
0715.062
-------------------------------------------------
0715.063
-------------------------------------------------
0715.064       02/18/2009
-------------------------------------------------
0715.065       09/23/2009
-------------------------------------------------
0715.066       12/22/2000
-------------------------------------------------
0715.067       04/24/2003
-------------------------------------------------
0715.068       Between 10/20/1997 and 10/20/1998
-------------------------------------------------

====================================================================================================================================
H&R FILE              TRADEMARK            COUNTRY    CL           GOODS
====================================================================================================================================
0715.069       PEST AWAY (Intent to Use)      USA      5      Animal Repellant Spray
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
H&R FILE       SERIAL NO.    FILING        REG. NO.     REG.   STATUS AND/OR
                              DATE                      DATE    NEXT ACTION
================================================================================
0715.069       75/015,820    11/07/95                             Pending
--------------------------------------------------------------------------------

=================================================
H&R FILE         NEXT ACTION DUE DATE
=================================================
0715.069
-------------------------------------------------

                                   Exhibit "A"

                            ASSIGNMENT OF TRADEMARKS

      For one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MACE SECURITY INTERNATIONAL, INC., a Vermont corporation, having its principal place of business located at 160 Benmont Avenue, Bennington, Vermont 05201 (the "Seller"), hereby transfers, conveys and assigns to KEY BANK OF NEW YORK, a New York State banking corporation with an office for the transaction of business at 66 South Pearl Street, Albany, New York 12207; all of the Seller's rights, title and interest in and to the trademarks and service marks listed on Schedule "A" attached hereto (the "Trademarks"), together with the goodwill of the business symbolized by the Trademarks and the registrations therefor and including all rights to sue and recover for past infringements of said Trademarks and the registration therefor.

                                        MACE SECURITY INTERNATIONAL,
                                        INC.


                                        By /s/ Robert D. Norman
                                           ----------------------------------
                                           Robert D. Norman
                                           President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ALBANY    )

      On this _____ day of October, 1996, before me the subscriber personally appeared Robert D. Norman, who being by me duly sworn, did depose and say; that he resides at _______________________, that he is President of Mace Security International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                          ___________________________________
                                          NOTARY PUBLIC

                                 PROMISSORY NOTE
                            (VARIABLE RATE; SECURED)

$750,000.00                                                     Albany, New York
                                                        Dated:  October 31, 1996

      FOR VALUE RECEIVED, MACE SECURITY INTERNATIONAL, INC., a Vermont corporation with an office for the transaction of business located at 160 Benmont Avenue, Bennington, Vermont 05201(the "Borrower") promises to pay to the order of KEY BANK OF NEW YORK, a New York State banking corporation, with its principal office and place of business at 66 South Pearl, Albany, New York, 12207 ("Key Bank") the principal sum of Seven Hundred Fifty Thousand and no/100 ($750,000.00) Dollars or so much thereof as may be advanced from time to time in accordance with the terms of a loan agreement dated on even date herewith (the "Agreement") and this Note, with interest on the unpaid principal balance of such amount from the date of this Note or such advance, as the case may be, at the Interest Rate (hereinafter defined) . This Note evidences a loan (the "Loan") made, or so much thereof as may be made, by Key Bank to Borrower, in the principal amount hereof, and is secured by (a) a security agreement dated on even date herewith from Borrower to Key Bank (the "Security Agreement") which, together with financing statements executed in conjunction therewith (the "Financing Statements") , creates a first lien security interest in certain personal property (the "Personal Property") more particularly described in the Security Agreement; and (b) such other security as may now or hereafter be given to Key Bank by Borrower as collateral for the Loan (the Agreement, the Security Agreement, the Financing Statements, this Note and such other documents evidencing such other security which may hereafter be given as further security for, or in connection with, the Loan being hereinafter collectively referred to as the "Loan Documents").

                                        I

                                   DEFINITIONS

      (a) "BASE RATE" shall mean the rate of interest set, determined or announced on a periodic basis by Key Bank of New York as its "Base Rate" which rate of interest is not necessarily the lowest rate charged by Key Bank of New York on loans and other credits which may be extended by Key Bank of New York at rates both above and below the Base Rate.

      (b) "DEFAULT INTEREST RATE" shall mean the Interest Rate (hereinbelow defined) plus four (4%) percent per annum.

      (c) "INTEREST RATE" shall mean the rate of interest to be paid by Borrower on any outstanding principal due under this Note and shall be equal to the Base Rate plus one and one quarter (1.25%) percent per annum.

      (d) "MATURITY DATE" shall mean October 1, 2000.

                                       II

                                    INTEREST

      (a) COMPUTATION OF INTEREST. Interest on the outstanding principal balance of this Note shall be computed on the basis of a 360-day year. Interest shall accrue until the Loan is repaid.

      (b) IMPLEMENTATION OF DEFAULT INTEREST RATE. Upon the occurrence of an Event of Default (hereinbelow defined), the computation of interest under this Note shall immediately and without further action by Key Bank be based upon the Default Interest Rate.

      (c) INTEREST CHANGE PROCEDURES. Any change in the Base Rate shall automatically and simultaneously effect a corresponding change in the Interest Rate without notice to the Borrower.

                                       III

                        PAYMENT OF PRINCIPAL AND INTEREST

      PERIODIC PAYMENTS. Borrower shall pay interest at the Interest Rate on the unpaid principal balance of this Note beginning on the first day of November, 1996 and continuing on the first day of each month thereafter until the Maturity Date (or such earlier date in the event Key Bank accelerates Borrower's obligations hereunder), at which time, any accrued and unpaid interest must be paid. Principal repayment shall begin on December 1, 1996 when Borrower shall begin making monthly principal payments in the amount of Fifteen Thousand Six Hundred Twenty Five and no/100 ($15,625.00) Dollars and said monthly payments shall continue on the first day of each month thereafter until the Maturity Date (or such earlier date in the event Key Bank accelerates Borrower's obligations hereunder) when the balance of principal remaining unpaid plus interest shall be fully due and payable.

                                       IV

                               GENERAL CONDITIONS

      (a) METHOD OF PAYMENT. All payments under this Note are payable at 66 South Pearl Street, Albany, New York 12207, or at such other place as Key Bank shall notify Borrower in writing. Key Bank reserves the right to require any payment on this Note, whether such payment is of a regular installment or represents a prepayment, to be by wired federal funds or other immediately available funds or to be paid at a place other than the above address.

      (b) APPLICATION OF PAYMENTS RECEIVED. Except as may otherwise be provided in this Note, all payments received by Key Bank on this Note shall be applied by Key Bank to any unpaid Late Payment Charges (hereinbelow defined), accrued and unpaid interest then due and owing and the reduction of principal of this Note, in such order and in such amounts as Key Bank may determine from time to time.

      (c) LATE PAYMENT CHARGES. If Borrower fails to pay any amount of principal and/or interest on this Note for ten (10) days after such payment becomes due, whether by acceleration or otherwise, Key Bank may, at its option, whether immediately or at the time of final payment of the amounts evidenced by this Note, impose a late payment charge (the "Late Payment Charge") computed by multiplying the amount of each past due payment by four (4%) percent. Until any and all Late Payment Charges are paid in full, the amount thereof shall be added to the indebtedness secured by any of the Loan Documents. The Late Payment Charge is not a penalty and is deemed to be liquidated damages for the purpose of compensating Key Bank for the difficulty in computing the actual amount of damages incurred by Key Bank as a result of the late payment by Borrower.

      (d) PREPAYMENT. The principal balance may be prepaid in whole or in part at any time without premium or penalty.

      (e) REFUSAL TO MAKE FURTHER ADVANCES, ACCELERATION AND DEFAULT. If:

            (1) Borrower fails to pay any sum due on this Note or any other Loan Document when the same is due; or

            (2) Borrower, or anyone else responsible, fails to timely perform any other obligation required to be performed by them under this Note or any other Loan Document; or

            (3) An "Event of Default", as said term is defined in any other Loan Documents, shall have occurred; or

            (4) Borrower fails to comply with the terms of or an "event of default" occurs under any other loan transaction or credit arrangement of any kind with Key Bank, including without limitation, "Facility 1" as that term is defined in the Agreement;

then, and in any such event (an "Event of Default") , Key Bank may, at its option, refuse to make any further advances of Loan proceeds and declare the entire unpaid balance of this Note together with interest accrued thereon and any other sums due hereunder or under the Loan Documents, to be immediately due and payable and Key Bank may proceed to exercise any rights or remedies that it may have under this Note or any other Loan Documents, or such other rights and remedies which Key Bank may have at law, equity or otherwise. In the event of such acceleration, Borrower may discharge its obligations to Key Bank by paying:

            (i) the unpaid principal balance hereof as at the date of such payment, plus

            (ii) accrued interest computed in the manner set forth above, plus

            (iii) any Late Payment Charge computed in the manner set forth above, plus

            (iv) any other sum due and owing Key Bank under this Note or any other Loan Document.

      (f) COSTS AND EXPENSES ON DEFAULT. After the occurrence of an Event of Default, in addition to principal, interest and any Late Payment Charge, Key Bank shall be entitled to collect all costs of collection, including, but not limited to, reasonable attorneys' fees, incurred in connection with the protection or realization of collateral or in connection with any of Key Bank's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Loan Documents and by all other collateral held by Key Bank as security for Borrower's obligations to Key Bank.

      (g) NO WAIVER BY KEY BANK. No failure by any Guarantor of the Loan to make any payments shall be deemed a waiver or release of Borrower's obligations hereunder. No failure on the part of Key Bank or other holder hereof to exercise any right or remedy hereunder, whether before or after the happening of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the Loan evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or shall be deemed to be a novation of this Note or as a reinstatement of the Loan evidenced hereby or as a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which Key Bank may have, whether by the laws of the state governing this Note, by agreement or otherwise; and Borrower and each endorser or Guarantor hereby expressly waive the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

      (h) WAIVER BY BORROWER. Borrower and each endorser or Guarantor of this Note hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including but not limited to exemptions provided by or allowed under the Bankruptcy Code of 1978, both as to itself personally and as to all of its or their property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

      (i) COMPLIANCE WITH USURY LAWS. It is the intention of the parties to conform strictly to the usury laws, whether state or federal, that are applicable to this Note. All agreements between Borrower and Key Bank, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid to Key Bank or the holder hereof, or collected by Key Bank or such holder, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein, or in any of the Loan Documents, exceed the maximum amount permissible under applicable federal or state usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Key Bank or other holder hereof shall ever receive an amount deemed interest by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and such other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, and to the extent necessary to preclude exceeding the limit of validity prescribed by law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of the Loan evidenced hereby and thereby so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof and thereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Borrower, any endorser or Guarantor and Key Bank.

      (j) GOVERNING LAW, SUBMISSION TO JURISDICTION. This Note shall be governed by and construed under the laws of the State of New York. Borrower and each endorser or Guarantor hereby submits to personal jurisdiction in said state for the enforcement of Borrower's obligations hereunder or under any other Loan Document and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of litigation to enforce such obligations of Borrower.

      (k) WAIVER OF JURY TRIAL. Key Bank and the Borrower hereby waive trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Note, any other Loan Document or the Loan, or any instrument or document delivered in connection with the Loan, or the validity, protection, interpretation, collection or enforcement thereof, or any other claim or dispute howsoever arising between the Borrower and Key Bank.

      (1) AUTHORITY OF KEY BANK. Borrower authorizes Key Bank to date this Note as of the day when the Loan is made and to complete or correct this Note as to any terms of the Loan not set forth herein at the time of delivery hereof.

      (m) NOTICES. Any notices required or permitted to be given hereunder shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, in each instance addressed to the addresses set forth at the head of this Note, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder. All notices shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of appropriate mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

      (n) LIABILITY IF MORE THAN ONE BORROWER. If more than one person or entity executes this Note as a Borrower, all of said persons or entities are jointly and severally liable hereunder.

      (o) ENTIRE AGREEMENT. This Note and the other Loan Documents constitute the entire understanding between Borrower, the Guarantors, if any, and Key Bank and to the extent that any writings not signed by Key Bank or oral statements or conversations at any time made or had shall be inconsistent with the provisions of this Note and the other Loan Documents, the same shall be null and void.

      IN WITNESS WHEREOF, Borrower has executed this instrument the date first above written.

                                       MACE SECURITY INTERNATIONAL, INC.


                                       By: /s/ Robert D. Norman
                                           --------------------------------
                                           Robert D. Norman
                                           President

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF ALBANY    )

      On this 31st day of October, 1996, before me the subscriber personally appeared Robert D. Norman, who being by me duly sworn, did depose and say; that he resides at 160 Benmont Ave., Bennington, Vt., that he is President of Mace Security International, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/ Edward J. Trombly
                                   -------------------------------
                                   NOTARY PUBLIC

                                          EDWARD J. TROMBLY
                                   Notary Public, State of New York
                                      Qualified in Albany County
                                     Commission Expires 10/31/96

                               SECURITY AGREEMENT

                                                          Date: October 31, 1996

      The undersigned, MACE SECURITY INTERNATIONAL, INC., a Vermont corporation with an office for the transaction of business at 160 Benmont Avenue, Bennington, Vermont 05201 (herein referred to as "Debtor"), hereby agrees in favor of KEY BANK OF NEW YORK, a New York State banking corporation with an office for the transaction of business at 66 South Pearl Street, Albany, New York 12207 (herein referred to as "Secured Party"), as follows:

      1. THE INDEBTEDNESS. In consideration of one or more loans, advances, or other financial accommodations at any time before, at or after the date hereof made or extended by the Secured Party to or for the account of Debtor, directly or indirectly, as principal, guarantor or otherwise (the "Indebtedness") Debtor hereby grants to Secured Party a continuing security interest in and a right of set-off against, and Debtor hereby assigns to Secured Party, the Collateral described in Paragraph 2, to secure the payment, performance and observance of
(i) all indebtedness, obligations, liabilities and agreements of any kind of Debtor to the Secured Party, now existing or hereafter arising, direct or indirect, absolute or contingent, secured or unsecured, due or not, arising out of or relating to the Indebtedness and (ii) all agreements, documents and instruments evidencing any of the foregoing or under which any of the foregoing may have been issued, created, assumed or guaranteed (all of the foregoing being herein referred to as the "Obligations").

      2. THE COLLATERAL. The Collateral is described on Schedule "A" annexed hereto as part hereof and also includes all attachments, accessions and equipment now or hereafter affixed to the Collateral or used in connection therewith, substitutions and replacements therefor (unless the description of Collateral expressly excludes after-acquired Collateral), all items of Collateral now owned or existing and hereafter acquired, created or arising, and all proceeds thereof (including, without limitation, claims of Debtor against third parties for loss or damage to or destruction of any Collateral).

      3. WARRANTIES, REPRESENTATIONS AND COVENANTS. Debtor warrants, represents and covenants that:

            (a) The chief executive office and other places of business of Debtor, the Collateral and the books and records relating to the Collateral and the Collateral are, and have been during the four month period prior to the date hereof (or in the case of a new business, from the date of commencement of said business), located at the address(es) set forth below and Debtor will not change the same, or merge or consolidate with any person or change its name, without prior written notice to and consent of the Secured Party:

Addresses: 160 Benmont Avenue, Bennington, Vermont 05201;
           125 Whipple Road, Guild, New Hampshire

            (b) Debtor will use the Collateral for lawful and business purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances and regulations;

            (c) Debtor will keep the Collateral in first-class order, repair, running and marketable condition, at Debtor's sole cost and expense;

            (d) The Secured Party shall at all times have free access to and right of inspection of the Collateral and any records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records and any papers and instruments relating to any Collateral upon request therefor) and Debtor hereby grants to the Secured Party a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations;

            (e) The Collateral is now and shall remain personal property, is not now a fixture and Debtor will not permit any Collateral which is not now a fixture to become a fixture without prior written notice to and consent of the Secured Party and without first making all arrangements, and delivering, or causing to be delivered, to the Secured Party all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords or mortgagees, requested by and satisfactory to the Secured Party to preserve and protect the primary security interest granted herein against all persons;

            (f) Debtor, at its sole cost and expense, will insure the Collateral in the name of and with loss or damage payable solely to the Secured Party, as its interest may appear, against such risks, with such companies and in such amounts, as may be required by the Secured Party from time to time (all such policies providing ten (10) days minimum written notice of cancellation to the Secured Party) and Debtor will deliver to the Secured Party the original or duplicate policies, or certificates or other evidence satisfactory to the Secured Party attesting thereto, and Debtor will promptly notify the Secured Party of any loss or damage to any Collateral or arising from its use;

            (g) Debtor will, at its sole cost and expense, and at all times, pay and discharge all taxes and assessments and keep the Collateral free and clear of any and all liens, security interests or encumbrances (other than in favor of the Secured Party), perform all acts and execute all documents requested by the Secured Party from time to time to evidence, perfect, maintain or enforce the Secured Party's primary security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement;

            (h) At any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to the Secured Party such financing statements pursuant to the Uniform Commercial Code ("UCC"), applications for certificate of title and other papers, documents or instruments as may be requested by the Secured Party in connection with this Security Agreement, and Debtor hereby authorizes the Secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by the Secured Party;

            (i) In its discretion, the Secured Party may, at any time and from time to time, after a Default (as hereinafter defined) has occurred and is continuing, in its name or Debtor's or otherwise, notify any account debtor or obligor of any account, contract, document, instrument, chattel paper or general intangible included in the Collateral to make payment to the Secured Party;

            j) In its discretion, Secured Party may, at any time and from time to time, after a Default has occurred and is continuing, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any Collateral or Obligations, all without notice to or consent by Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein;

            (k) In its discretion, Secured Party may, at any time and from time to time, for the account of Debtor, pay any amount or do any act required of Debtor hereunder and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor payable on demand together with interest at the highest rate then payable on any of the Obligations;

            (1) Debtor will pay Secured Party for any sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in negotiating, executing, perfecting, defending, or protecting the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to court costs, collection charges, travel expenses, and reasonable attorneys' fees, all of which, together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand;

            (m) All proceeds of any other Collateral received by Debtor after the occurrence of a Default shall not be commingled with other property of Debtor, but shall be segregated, held by Debtor in trust for Secured Party, and immediately delivered to Secured Party in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured Party as additional

      Collateral hereunder or, at Secured Party's option, to be applied to payment of the Obligations, whether or not due and in any order; and

            (n) In its sole discretion, Secured Party may, at any time and from time to time, assign, transfer or deliver to any transferee of any Obligations, any Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered.

      4. DEFAULT. It shall constitute an event of default ("Default") under this Security Agreement if an Event of Default shall have occurred under any of the Loan Documents (as that term is defined in the Line Of Credit Note in the amount of $1,250,000.00 and the Promissory Note in the amount of $750,000.00 each executed on even date herewith from Debtor to Secured Party) or if any one or more of the following shall occur:

            (a) Debtor shall fail to perform any covenant, agreement or obligation contained in this Security Agreement; or

            (b) the Collateral shall be subjected to waste, sale, transfer or other disposition or any lien, encumbrance or other imposition is placed upon said Collateral; or

            (c) any levy, seizure, attachment, condemnation, forfeiture or other proceeding shall be brought against or with respect to the Collateral; or

            (d) the occurrence of a material and adverse change in the condition or affairs (financial or otherwise) of the Debtor which, in the sole opinion of the Secured Party, substantially impairs its security or substantially increases the risk of failure of payment or performance under any of the Loan Documents.

      5. REMEDIES. Upon the occurrence of any Default and at any time thereafter, Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently:

            (a) Secured Party may at any time and from time to time, with or without judicial process or the aid and assistance of others, enter upon any premises in which any Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral; and/or dispose of any Collateral on any such premises; and/or require Debtor to assemble and make available to Secured Party at the expense of Debtor any Collateral at any place and time designated by Secured Party which is reasonably convenient to both parties; and/or remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof (and if any of the

      Collateral consists of motor vehicles, Secured Party may use Debtor's license plates); and/or sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as Secured Party deems best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of five days' notice by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement shall be deemed reasonable notice thereof. If any Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell such Collateral. Secured Party may buy any Collateral at any public sale and, if any Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely distributed standard price quotations, Secured Party may buy such Collateral at private sale and in each case may make payment therefor by any means. Secured Party may apply the sale proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Secured Party in attempting to collect the Obligations or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party;

            (b) Secured Party may appropriate, set off and apply to the payment of the Obligations, any Collateral in or coming into the possession of Secured Party or its agents, without notice to Debtor and in such manner as Secured Party may in its discretion determine.

      6. DESIGNATION AND AUTHORIZATION. To effectuate the terms and provisions hereof, Debtor hereby designates and appoints Secured Party and each of its designees or agents as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority, after the occurrence of a Default, to: receive, open and dispose of all mail addressed to Debtor and notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to such address as Secured Party may designate; endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of Collateral that may come into Secured Party's possession; sign the name of Debtor on any invoices, documents, drafts against and notices to account debtors or obligors of Debtor, assignments and requests for verification of accounts; execute proofs of claim and loss; execute endorsements, assignments of other instruments of conveyance or transfer; adjust and compromise any claims under insurance policies or otherwise; execute releases; and do all other acts and things necessary or advisable in the sole discretion of Secured Party to carry out and enforce this Security Agreement or the Obligations. All acts done under the foregoing authorization are hereby ratified and approved and neither Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any Obligations shall remain unpaid.

      7. PRESERVATION AND DISPOSITION OF COLLATERAL; MISCELLANEOUS. Secured Party shall have the duty to exercise reasonable care in the custody and preservation of any Collateral in its possession, which duty shall be fully satisfied if Secured Party maintains safe custody of such Collateral. Except as hereinabove specifically set forth, Secured Party shall not be deemed to assume any other responsibility for, or obligation or duty with respect to, any Collateral, or its use, of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Debtor's rights in the Collateral or against any prior parties thereto, but the same shall be at Debtor's sole risk and responsibility at all times. Debtor hereby releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement, the Obligations, the Collateral and its use and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and Debtor hereby agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands. Secured Party's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. No act, omission or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Secured Party of any Default or right or remedy which it may have shall operate as a waiver of any other Default, right or remedy or of the same Default, right or remedy on a future occasion. Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (except as expressly provided herein). In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations or the Collateral, Debtor hereby waives the right to a trial by jury and all defenses, rights of set-off and rights to interpose counterclaims of any nature. Debtor hereby irrevocably consents to the jurisdiction of the Courts of the State of New York and of any Federal Court located in such State in connection with any action or proceeding arising out of or relating to the Obligations, this Security Agreement or the Collateral, or any document or instrument delivered with respect to any of the Obligations. Debtor hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any address of Debtor set forth in this Security Agreement. Debtor so served shall appear or answer to such process within thirty (30) days after the mailing thereof. Should Debtor so served fail to appear or answer within said thirty (30) day period, Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the


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

amount or such other relief as may be demanded in any process so served. In the alternative, in its discretion, Secured Party may effect service upon Debtor in any other form or manner permitted by law. All capitalized terms used and not otherwise defined shall have the meanings set forth in the Note and other terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged. This Security Agreement and all Obligations shall be binding upon the successors, or assigns of Debtor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party and its successors, endorsees and assigns. This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of New York applicable to contracts executed and to be performed in such State. If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Secured Party is authorized to annex hereto any schedules referred to herein. Debtor acknowledges receipt of a copy of this Security Agreement.

                                  SCHEDULE "A"

      All present and future machinery and equipment, fixtures, furniture, inventory, goods, accounts receivable, chattel paper, contract rights, documents, instruments, bills of lading and general intangibles (including without limitation all trademarks, trade names, patents, patents pending, goodwill, customer lists, copyrights and the corporate name) and the proceeds of any of the foregoing.

      IN WITNESS WHEREOF, the undersigned has executed or caused this Security Agreement to be executed in the State of New York as of the date first above set forth.

                                       MACE SECURITY INTERNATIONAL, INC.


                                       By /s/ Robert D. Norman
                                         ---------------------------------
                                         Robert D. Norman
                                         President

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF ALBANY   )

      On this 31st day of October, 1996, before me the subscriber personally appeared Robert D. Norman who being by me duly sworn, did depose and say; that he resides at 160 Benmont Ave., Bennington, Vt, that he is President of Mace Security International, Inc., the corporation described in and which executed the foregoing instrument and that he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/ Edward J. Trombly
                                   -------------------------------
                                   NOTARY PUBLIC

                                          EDWARD J. TROMBLY
                                   Notary Public, State of New York
                                      Qualified in Albany County
                                     Commission Expires 10/31/96


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